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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21448

                          Pioneer Municipal and Equity Income Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2006 through November 30, 2007


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                                     PIONEER
                                     -------
                                    MUNICIPAL
                                   AND EQUITY
                                     INCOME
                                     TRUST*

                                       PBF
                                  Ticker Symbol

                                     Annual
                                     Report

                                    11/30/07

                              [LOGO]PIONEER
                                    Investments(R)

*Effective November 7, 2007, Pioneer Tax Advantaged Balanced Trust was renamed
 Pioneer Municipal and Equity Income Trust

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                                          2
Portfolio Summary                                                              4
Prices and Distributions                                                       5
Performance Update                                                             6
Portfolio Management Discussion                                                7
Schedule of Investments                                                       13
Financial Statements                                                          29
Notes to Financial Statements                                                 34
Report of Independent Registered Public Accounting Firm                       48
Results of Shareowner Meeting                                                 49
Approval of Investment Advisory Agreement                                     51
Trustees, Officers and Service Providers                                      55

                                                                     President's

Dear Shareowner,
--------------------------------------------------------------------------------
In November 2007, Pioneer Tax Advantaged Balanced Trust changed its name to Pioneer Municipal and Equity Income Trust, to more clearly reflect its unique investment strategy and tax benefits. The Board of Trustees believes the new name better suggests the composition of the Trust's underlying portfolio, which combines municipal bonds with qualified dividend-producing equity securities. In addition, the new name may also better indicate the tax advantages provided by the Trust's investment approach.

As a shareowner in Pioneer Municipal and Equity Income Trust, you are participating in an innovative investment strategy that has generated an increasing stream of tax-advantaged income. The Trust invests in a combination of municipal bonds and qualified dividend-paying equity securities to generate monthly distributions that have been subject to an average effective regular federal income tax rate of less than 10%. The November distribution and month-end market price, for example, represented a market price distribution rate of 10.01%, which represents a 13.97% market price distribution rate on a tax-equivalent basis.

The Trust's late 2007 market value performance was partially the result of a series of actions taken by the Trust's Trustees to increase shareowner value. In June, and again in October, the Trustees approved increases in the Trust's monthly distribution stream totaling 72.9%, compared to the distribution rate paid in June 2007. In part, these increases were achieved through a new level distribution policy that allows the Trust to pay a higher monthly distribution by supplementing earned income from the portfolio with a return of capital. (A return of capital is a distribution that is not derived from income or capital gains earnings from the Trust.) This new policy is designed to provide shareowners with relatively high monthly distributions.

The Trust also has applied with the Securities and Exchange Commission for an exemptive order that would allow it to include long-term capital gains in its monthly distributions to shareholders. If approved, the Trust may be able to further increase monthly distributions. Currently, funds may distribute long-term capital gains only once a year, with limited exceptions.

In October, the Trustees approved another measure intended to increase the Trust's net asset value and liquidity in the Trust's shares - a share repurchase program. Under this plan, the Trust may purchase up to 10% of its outstanding common shares through November 30, 2008, and 10% of its outstanding common shares annually thereafter.

Letter

Together, these steps are designed to help increase the value and liquidity of your investment. Thus far, the measures have worked well for the Trust, paving the way for a higher monthly distribution level and improved stock market performance, as the discount of the Trust's share price to net asset value has narrowed from of 13.4% on November 30, 2006 to 9.5% one year later. This narrowing demonstrates enhanced market value to shareowners.

We appreciate your interest in Pioneer Municipal and Equity Income Trust. As always, we encourage you to work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective.

Respectfully,

/s/Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA Inc.

There can be no assurance as to whether or when the Securities and Exchange Commission would grant the exemptive order or as to the conditions to which any order would be subject.

The Trust's tax-equivalent distribution rate is based on the blended effective tax rate applicable to the Trust's income distributions as of September 30, 2007, assuming the recipient is taxed at the maximum 35% federal personal income tax rate. A portion of the Trust's distributions may be subject to the alternative minimum tax, which would reduce the tax-oriented benefits of the Trust to an investor who is subject to that tax.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized. Please consider the Trust's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Please read the information carefully.

Pioneer Municipal and Equity Income Trust
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 11/30/07
--------------------------------------------------------------------------------

Portfolio Maturity
--------------------------------------------------------------------------------
(As a percentage of total debt holdings)

[THE FOLLOWING DATA IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

0-1 Year                3.3%
1-3 Years               4.3%
3-6 Years              43.7%
6-8 Years               7.4%
8-10 Years              1.4%
10+ Years              39.9%

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Tax-Exempt Obligations                          53.6%
Common Stocks                                   27.1%
Non-Convertible Preferred Stocks                15.9%
Convertible Preferred Stocks                     2.2%
Temporary Cash Investment                        1.2%

The portfolio is actively managed, and current holdings may be different.

 10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1.  Verizon Communications, Inc.                                      2.96%
 2.  Loews Corp. - Carolina Group                                      2.59
 3.  Merck & Co., Inc.                                                 2.16
 4.  Georgia Municipal Electric Authority Power Revenue, RIB,
       7.497%, 1/1/20 (144A)                                           1.97
 5.  Altria Group, Inc.                                                1.75
 6.  Atmos Energy Corp.                                                1.74
 7.  Windstream Corp.                                                  1.72
 8.  Bristol-Myers Squibb Co.                                          1.64
 9.  Golden State Tobacco Securitization Corp., RIB, 6.828%,
       6/1/45 (144A)                                                   1.48
10.  Garden State Preservation Trust, RIB, 10.703%, 11/1/22 (144A)     1.44

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

Pioneer Municipal and Equity Income Trust
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Market Price           11/30/07   11/30/06
per Common Share        $13.41     $14.00

Net Asset Value
per Common Share        $14.82     $16.17

Market Discount           9.5%      13.4%

                               Net
Distributions              Investment     Short-Term      Long-Term
per Common Share             Income     Capital Gains   Capital Gains
(12/1/06 - 11/30/07)     $0.8539            $ -            $0.0951

Yields
--------------------------------------------------------------------------------

                       11/30/07   11/30/06
Distribution
Yield at Market Price     6.37%      4.77%

Distribution Yield at
Net Asset Value           5.76%      4.13%

30-Day SEC Yield         11.35%      7.05%

The performance data quoted represents past performance, which is no guarantee of future results.

Note: Under generally accepted accounting principles ("GAAP"), the Trust records
----
income and expense ratably during its fiscal year. The Trust made distributions during its latest fiscal year that were in excess of its income net of its expenses. As required by GAAP, at year end the Trust converts its earnings accounts on its statement of assets and liabilities to tax basis under federal income tax rules. Under those federal tax rules, the $2,324,009 ($0.08 per share) of expenses incurred by the Trust during the fiscal year that is allocated to the production of tax-exempt income is disallowed as a deduction in computing earnings available for distribution. As a result of the foregoing, $2,324,009 of distributions made during the fiscal year ended November 30, 2007 are taxable as ordinary income though on a pure economic basis, since the Trust actually incurred those expenses, $2,324,009 of capital was distributed by the Trust during the year. Under GAAP, due to the conversion of the Trust's capital accounts to tax basis at November 30, 2007, no return of capital is reported in the accompanying financial statements.

Pioneer Municipal and Equity Income Trust
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/07
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in common shares of Pioneer Municipal and Equity Income Trust, compared to that of the Lehman Brothers Municipal Bond Index and the S&P 500 Index.

Cumulative Total Returns
(As of November 30, 2007)

                   Net
                  Asset
                  Value      Market
Period            (NAV)      Price
Life-of-Trust
(1/30/04)         29.83%     12.23%
1 Year            -2.12       2.30

[THE FOLLOWING DATA IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

       Pioneer Municipal and      Lehman Brothers       Standard & Poor's
        Equity Income Trust     Municipal Bond Index        500 Index

 1/04        10,000                     10,000                10,000
11/04         8,374                     10,263                10,529
11/05         9,008                     10,662                11,418
11/06        10,970                     11,314                13,041
11/07        11,223                     11,621                14,048

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below net asset value ("NAV"), due to such factors as interest rate changes, and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV is total assets less total liabilities, which includes preferred shares, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the redemption of Trust shares.

Index comparisons begin January 31, 2004. The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market. The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or charges. You cannot invest directly in an index.

Pioneer Municipal and Equity Income Trust
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 11/30/07
--------------------------------------------------------------------------------

During the fiscal year ended November 30, 2007, the Trustees voted to change the name of Pioneer Tax Advantaged Balance Trust to Pioneer Municipal and Equity Income Trust, a name that the Trustees believe better reflects the composition of the Trust's underlying portfolio, which combines municipal bonds and qualified dividend-producing equity securities. In June 2007, the Trustees adopted a level-distribution policy, which may include a return of capital component. In the following interview, David Eurkus, who is responsible for the Trust's fixed-income investments, and Walter Hunnewell, Jr., who is responsible for the Trust's equity investments, discuss the Trust's investment strategy and outlook.

Q:   How did the Trust perform over the 12 months ended November 30, 2007?

A: For the 12-month period ended November 30, 2007, Pioneer Municipal and Equity Income Trust returned -2.12% at net asset value and 2.30% at market price. As of November 30, 2007, the Trust was selling at a discount of market price to net asset value of 9.5%. For the same 12-month period, the Lehman Brothers Municipal Bond Index returned 2.71%, and the S&P 500 Index returned 7.72%.

     Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: What was the investment environment like for fixed-income and equity securities during the 12-month period ended November 30, 2007?

A: The major event of the year was the mid-summer turmoil in the fixed-income markets, which was triggered by concerns that weakness in the financial sector, which resulted from write-downs of subprime mortgage debt, would spread to the wider economy. In that environment, market participants generally gravitated toward the safest investments and both bonds and stocks declined.

Pioneer Municipal and Equity Income Trust
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 11/30/07                             (continued)
--------------------------------------------------------------------------------

     When it appeared that the loss of confidence in debt collateral could result in a credit crunch, the Federal Reserve ("Fed") stepped in and lowered short-term interest rates on two occasions during the fiscal year for a total of three-quarters of a percentage point. (The Fed also trimmed interest rates by one-quarter percentage point on December 11.) The central bank's actions had a calming effect on the financial markets, and fixed-income and equity prices stabilized. While the financial markets were volatile for the remainder of the fiscal year, both bonds and stocks ended the period with positive returns.

Q: What were the principal strategies used in managing the Trust during the 12-month period ended November 30, 2007?

A: We continued to focus on providing tax-favored income from a mix of about 55% municipal bonds and 45% qualified dividend income (QDI) dividend-paying equity securities during the period. The emphasis of the fixed-income portion of the Trust remained on sectors that underpin the economy, with the largest positions being in bonds related to the health care sector and other various revenue bonds on which the payment of interest and principal depends on revenues generated from the particular asset that the bond was issued to finance. About 22% of the Trust's fixed-income investments were insured as of November 30, 2007, which means that the interest and principal of those AAA-rated securities are guaranteed by private insurance companies. Below investment-grade bonds accounted for almost 19% of the Trust's fixed-income assets as of November 30, 2007. On November 30, 2007, the Trust had 124 fixed-income issues in 38 states, territories and the District of Columbia. The average credit quality of the fixed-income holdings was A as of November 30, 2007, compared with A- on May 31, 2007.

     In the equity portion of the Trust, the focus continued to be on higher QDI dividend-paying common and preferred equities. At period-end, the split between preferred and common stocks was 40%/60%. Financial companies, which typically pay healthy dividends, accounted for 36% of the equity portion of the Trust. Moreover, approximately three-quarters of the Trust's preferred equities were in the financials sector and, while diversified across many different securities, these holdings, which trade like fixed-income securities, reacted to the late summer tumult in the credit

Pioneer Municipal and Equity Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     markets. Where appropriate, we made some changes to the preferred holdings to strengthen the Trust's portfolio; but our view is that the credit markets dislocation will eventually pass, and the value of the Trust's high-quality, preferred holdings will be recognized. The Trust's common equity holdings in the financial sector have always de-emphasized large, diversified financial institutions. Nonetheless, the nation-wide weakness in real estate values had an adverse effect on many of the Trust's bank holdings, such as KeyCorp, National City, and most notably Washington Mutual. We sold National City late in the period and Washington Mutual shortly after fiscal year end. The utilities sector, at 16% of equities on November 30, 2007, was the next-largest weighting after financials. Telecommunications services (15%), consumer staples (13%) and health care (8%) rounded out the top-five equity sector concentrations at period-end. Among the changes in common equities during the period, we sold Great Plains Energy out of concern for risks related to that company's future capital expenditures. We purchased Diamond Offshore Drilling, a mid- and deep-water oil drilling company with a good historical record of returning cash to shareholders. Another addition was B&G Foods, which manufactures an offering of food products, all with strong regional brand identification. Near period-end we added a convertible preferred of Avery Dennison, a leading manufacturer of pressure-sensitive and office product materials.

     On November 30, 2007, 28.9% of the Trust was leveraged, which means that the Trust borrowed and invested those funds in high-yielding securities. Short-term rates declined over the fiscal period. However, a rise in short-term rates in the future would add to the Trust's borrowing costs, and the ability to sustain present dividend levels could be affected. Should short-term rates continue to decline, the cost of borrowing would go down, providing the Trust with a modest amount of additional income.

Q: What affected the Trust's performance during the 12-month period ended November 30, 2007?

A: Remaining fully invested in municipal securities contributed to the Trust's tax-free income and principal appreciation during the period. However, the performance of below investment-grade bonds during the period held back results, as investors sought high quality securities above everything else in response to the

Pioneer Municipal and Equity Income Trust
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 11/30/07                             (continued)
--------------------------------------------------------------------------------

     market volatility created by the subprime mortgage debacle. A reduction in investor demand for municipal securities was also a factor in the Trust's underperformance during the period.

     In the equity portion of the Trust, some of the strongest contributions to absolute performance during the period came from more defensive names in consumer staples, health care and telecommunications. As tobacco litigation risks receded, Carolina Group, the tobacco tracking stock of Lowes, and Altria Group posted total returns of 46% and 27%, respectively, for the period. In health care, Merck added substantially to performance because of good results in the vaccine area, and Bristol-Myers Squibb did well after weathering a patent challenge. In telecommunications, AT&T and Verizon helped boost return.

     Detractors from returns during the period centered on the Trust's financial holdings. Washington Mutual (-53%) did poorly due to market fears of its subprime mortgage exposure. As noted, the stock was sold shortly after period-end. Preferred holdings Scottish Re Group (-45%) and SLM Holdings (-17%) also held back results, due to concerns with subprime exposure in the companies' investment portfolios and private equity deals in an unfavorable debt market. Both stocks remained in the portfolio at November 30, 2007 because we believe they have the potential to do well in the future and continue to pay their dividends. In the utility sector, Atmos Energy (-17%) lost ground compared to other utility stocks during the period because of its lack of exposure to unregulated power generation. The Trust continued to hold the stock at November 30, 2007 for its dividend and because we believe the company has attractive opportunities in its natural gas pipeline businesses.

Q:   What is your outlook?

A: We expect to see further weakness in the economy and believe that the Fed is likely to continue lowering short-term interest rates well into 2008. A decline in rates would likely enhance the value of the fixed-income securities in the portfolio and would make equities more attractive to investors. In the equity markets, we plan to maintain our focus on preferred and common stocks that emphasize dividend yield. As has always been the case, we will seek diversification and the potential for long-term capital return.

Pioneer Municipal and Equity Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Our view is that when the economy moderates, the credit market concerns that have depressed the Trust's preferred holdings should ease, and we should see some price appreciation. When investing in common equities, we will continue to seek opportunities that strengthen the portfolio and that have the potential to benefit from improving economic growth over the long term.

     Information regarding the Trust's principal investment risks is contained in the Trust's prospectus. Please refer to those documents when considering the Trust's risks.

     There can be no assurance as to the portion of the Trust's dividends that will be tax-exempt or tax-qualified.

     A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. When interest rates rise, the prices of fixed-income securities in the Trust will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Trust will generally rise. By concentrating in municipal securities, the portfolio is more susceptible to adverse economic, political or regulatory developments than is a portfolio that invests more broadly. Investments in the Trust are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

     The Trust may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

     The Trust currently uses leverage through the issuance of preferred shares. The Trust is also authorized to borrow from banks and to issue debt securities, which are other forms of leverage. Leverage creates significant risks, including the risk that the Trust's income or capital appreciation will not be sufficient to cover the cost of leverage, which may adversely affect the return of the holders of common shares.

Pioneer Municipal and Equity Income Trust
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 11/30/07                             (continued)
--------------------------------------------------------------------------------

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that the market forecasts discussed will be realized.

Pioneer Municipal and Equity Income Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/07
--------------------------------------------------------------------------------

                     S&P/Moody's
Principal            Ratings
Amount               (unaudited)                                                            Value
                                   TAX EXEMPT OBLIGATIONS - 75.8% of Net Assets
                                   Alabama - 1.4%
  $  5,000,000       NR/NR         Huntsville-Redstone Village Special Care
                                     Facilities Financing Authority, 5.5%, 1/1/43    $  4,475,400
     1,500,000       NR/NR         Sylacauga Health Care Authority Revenue,
                                     6.0%, 8/1/35                                       1,477,950
                                                                                     ------------
                                                                                     $  5,953,350
                                                                                     ------------
                                   Arizona - 1.0%
     1,000,000       BBB/Baa1      Maricopa County Hospital Revenue,
                                     5.0%, 4/1/35                                    $    939,040
       470,000+      NR/Baa3       Pima County Industrial Development Authority,
                                     6.375%, 7/1/31                                       537,750
       530,000       NR/Baa3       Pima County Industrial Development Authority,
                                     6.375%, 7/1/31                                       547,008
       989,000       NR/Baa3       Pima County Industrial Development Authority,
                                     6.75%, 7/1/31                                      1,023,160
     1,000,000+      NR/NR         Pima County Industrial Development Authority,
                                     7.5%, 7/1/34                                       1,199,670
                                                                                     ------------
                                                                                     $  4,246,628
                                                                                     ------------
                                   California - 5.2%
     1,000,000       A/A2          California Health Facilities Authority Revenue,
                                     5.25%, 7/1/23                                   $  1,030,230
     9,000,000       BBB/Baa3      Golden State Tobacco Securitization Corp.,
                                     5.125%, 6/1/47                                     7,602,390
     4,000,000+      AAA/Aaa       Golden State Tobacco Securitization Corp.,
                                     6.75%, 6/1/39                                      4,650,360
     9,655,000(a)    NR/A3         Golden State Tobacco Securitization Corp.,
                                     RIB, 6.828%, 6/1/45 (144A)                         8,815,787
                                                                                     ------------
                                                                                     $ 22,098,767
                                                                                     ------------
                                   Colorado - 0.7%
     3,000,000       NR/NR         Colorado Educational & Cultural Facilities
                                     Authority Revenue, 5.5%, 6/1/37 (144A)          $  2,837,190
                                                                                     ------------
                                   Connecticut - 0.3%
     1,500,000       BB/NR         Mohegan Tribe Indians Gaming Authority,
                                     5.25%, 1/1/33 (144A)                            $  1,374,930
                                                                                     ------------
                                   District of Columbia - 1.0%
     4,000,000       BBB/Baa3      District of Columbia Tobacco Settlement
                                     Financing Corp., 6.75%, 5/15/40                 $  4,093,760
                                                                                     ------------

  The accompanying notes are an integral part of these financial statements.  13

Pioneer Municipal and Equity Income Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/07                                     (continued)
--------------------------------------------------------------------------------

                     S&P/Moody's
Principal            Ratings
Amount               (unaudited)                                                            Value
                                   Florida - 4.1%
  $  1,105,000       A+/A1         Highlands County Health Facilities Authority
                                     Revenue, 5.0%, 11/15/24                         $  1,119,453
     5,000,000+      NR/A1         Highlands County Health Facilities Authority
                                     Revenue, 6.0%, 11/15/25                            5,581,250
     2,000,000       BB/NR         Lee County Industrial Development Authority
                                     Revenue, 5.375%, 6/15/37                           1,787,520
       585,000       NR/NR         Madison County First Mortgage Revenue,
                                     6.0%, 7/1/25                                         576,477
     2,025,000       BB+/NR        Miami Beach Health Facilities Authority
                                     Revenue, 5.375%, 11/15/28                          1,815,129
       500,000       BB+/Ba1       Miami Beach Health Facilities Authority
                                     Revenue, 6.7%, 11/15/19                              523,105
     1,400,000       NR/NR         Orange County Health Facilities Authority
                                     Revenue, 5.5%, 7/1/38                              1,300,530
     3,970,000(a)    NR/Aaa        Tampa-Hillsborough County Expressway
                                     Authority Revenue, RIB, 7.653%,
                                     7/1/23 (144A)                                      4,670,268
                                                                                     ------------
                                                                                     $ 17,373,732
                                                                                     ------------
                                   Georgia - 4.1%
     9,580,000(a)    NR/Aaa        Georgia Municipal Electric Authority Power
                                     Revenue, RIB, 7.497%, 1/1/20 (144A)             $ 11,720,938
     2,500,000+      AAA/NR        Milledgeville-Baldwin County Development
                                     Authority Revenue, 5.5%, 9/1/24                    2,822,850
     2,500,000+      AAA/NR        Milledgeville-Baldwin County Development
                                     Authority Revenue, 5.625%, 9/1/30                  2,841,525
                                                                                     ------------
                                                                                     $ 17,385,313
                                                                                     ------------
                                   Illinois - 4.1%
     3,000,000       AAA/Aaa       Chicago Illinois General Obligation,
                                     5.0%, 1/1/28                                    $  3,104,790
     4,580,000       NR/A3         Illinois Development Finance Authority
                                     Revenue, 5.25%, 10/1/24                            4,669,173
     5,000,000       AA+/Aaa       Illinois Educational Facilities Authority
                                     Revenue, 5.0%, 12/1/38                             5,135,500
     2,000,000       AA+/Aa2       Illinois Finance Authority Revenue,
                                     5.5%, 8/15/43                                      2,091,400
     2,055,000(a)    NR/Aa2        Illinois Finance Authority Revenue, RIB,
                                     9.313%, 8/15/43 (144A)                             2,374,306
                                                                                     ------------
                                                                                     $ 17,375,169
                                                                                     ------------

14  The accompanying notes are an integral part of these financial statements.

Pioneer Municipal and Equity Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     S&P/Moody's
Principal            Ratings
Amount               (unaudited)                                                            Value
                                   Indiana - 2.7%
    $5,000,000       A+/A2         Indiana Health & Educational Facilites
                                     Financing Authority Hospital Revenue,
                                     5.0%, 2/15/39                                   $  4,831,100
     4,135,000       BBB+/Ba1      Indiana State Development Finance Authority
                                     Revenue, 5.75%, 10/1/11                            4,189,913
     2,570,000       NR/NR         Vigo County Hospital Authority Revenue,
                                     5.8%, 9/1/47 (144A)                                2,369,129
                                                                                     ------------
                                                                                     $ 11,390,142
                                                                                     ------------
                                   Iowa - 0.9%
     4,000,000       NR/NR         Iowa Financing Authority Senior Housing
                                     Revenue, 5.625%, 12/1/45                        $  3,670,880
                                                                                     ------------
                                   Kansas - 0.6%
       750,000       NR/NR         Manhattan Health Care Facilities Revenue,
                                     5.125%, 5/15/37                                 $    689,768
     2,000,000       NR/NR         Manhattan Health Care Facilities Revenue,
                                     5.125%, 5/15/42                                    1,818,920
                                                                                     ------------
                                                                                     $  2,508,688
                                                                                     ------------
                                   Louisiana - 3.1%
     5,000,000       NR/A3         Louisiana Public Facilities Authority Revenue,
                                     5.5%, 5/15/47                                   $  4,978,250
     8,335,000       BBB/Baa3      Tobacco Settlement Financing Corp.,
                                     5.875%, 5/15/39                                    8,062,446
                                                                                     ------------
                                                                                     $ 13,040,696
                                                                                     ------------
                                   Maryland - 1.8%
     3,000,000       BBB-/Baa3     Frederick County Educational Facilities
                                     Revenue, 5.625%, 9/1/38                         $  3,045,270
     1,000,000       NR/NR         Maryland State Economic Development
                                     Revenue, Series A, 5.0%, 12/1/16                     978,740
       660,000       NR/NR         Maryland State Economic Development
                                     Revenue, Series B, 5.0%, 12/1/16                     645,968
     1,000,000       NR/NR         Maryland State Economic Development
                                     Revenue, 5.0%, 12/1/31                               889,930
     2,000,000       A/A2          Maryland State Health & Higher Educational
                                     Facilities Authority Revenue,
                                     5.125%, 7/1/34                                     2,013,800
                                                                                     ------------
                                                                                     $  7,573,708
                                                                                     ------------

  The accompanying notes are an integral part of these financial statements.  15

Pioneer Municipal and Equity Income Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/07                                     (continued)
--------------------------------------------------------------------------------

                     S&P/Moody's
Principal            Ratings
Amount               (unaudited)                                                            Value
                                   Massachusetts - 4.2%
    $4,500,000       AA/NR         Massachusetts Health & Educational Facilities
                                     Authority Revenue, 4.625%, 8/15/28              $  4,083,705
     2,000,000       AA+/Aa1       Massachusetts Health & Educational Facilities
                                     Authority Revenue, 5.0%, 7/1/33                    2,055,500
     1,550,000       BBB-/Baa3     Massachusetts Health & Educational Facilities
                                     Authority Revenue, 5.25%, 7/15/18                  1,556,309
     1,600,000       BBB/NR        Massachusetts Health & Educational Facilities
                                     Authority Revenue, 5.45%, 11/15/23                 1,614,976
     2,120,000       BBB/Baa3      Massachusetts Health & Educational Facilities
                                     Authority Revenue, 5.625%, 7/1/20                  2,148,896
       900,000       BBB/Baa3      Massachusetts Health & Educational Facilities
                                     Authority Revenue, 6.25%, 7/1/22                     947,061
     2,750,000       BBB/Baa2      Massachusetts Health & Educational Facilities
                                     Authority Revenue, 6.625%, 7/1/32                  2,871,523
       500,000       BBB-/NR       Massachusetts State Development Finance
                                     Agency, 5.5%, 1/1/35                                 488,280
     1,100,000       BBB/Baa2      Massachusetts State Development Finance
                                     Agency, 5.625%, 10/1/24                            1,129,700
     1,000,000       BBB/Baa2      Massachusetts State Development Finance
                                     Agency, 5.7%, 10/1/34                              1,013,910
                                                                                     ------------
                                                                                     $ 17,909,860
                                                                                     ------------
                                   Michigan - 2.9%
     5,000,000       BB/NR         Macomb County Hospital Finance Authority
                                     Revenue, 5.875%, 11/15/34                       $  4,851,900
     1,595,000       NR/NR         Meridian Economic Development Corporate
                                     Ltd. Obligation Revenue, 5.25%, 7/1/26             1,447,048
     3,340,000       NR/NR         Michigan Public Educational Facilities Authority
                                     Revenue, 5.875%, 6/1/37                            3,147,416
     2,000,000       NR/NR         Michigan State Hospital Finance Authority
                                     Revenue, 5.25%, 11/15/25                           1,934,500
     1,000,000       NR/NR         Michigan State Hospital Finance Authority
                                     Revenue, 5.5%, 11/15/35                              961,380
                                                                                     ------------
                                                                                     $ 12,342,244
                                                                                     ------------
                                   Minnesota - 1.3%
     2,000,000       A-/NR         Duluth Economic Development Authority
                                     Health Care Facilities Revenue,
                                     5.25%, 2/15/28                                  $  2,019,880
     1,500,000       A-/NR         Duluth Economic Development Authority
                                     Health Care Facilities Revenue,
                                     5.25%, 2/15/33                                     1,506,180

16  The accompanying notes are an integral part of these financial statements.

Pioneer Municipal and Equity Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     S&P/Moody's
Principal            Ratings
Amount               (unaudited)                                                            Value
                                   Minnesota - (continued)
  $  1,000,000       NR/NR         North Oaks Senior Housing Revenue,
                                     6.0%, 10/1/33                                   $  1,007,650
     1,000,000       NR/NR         North Oaks Senior Housing Revenue,
                                     6.5%, 10/1/47                                      1,030,610
                                                                                     ------------
                                                                                     $  5,564,320
                                                                                     ------------
                                   Missouri - 0.4%
     1,720,000       AA/Aa3        Missouri State Health & Educational Authority
                                     Health Facilities Revenue, 5.25%, 8/15/28       $  1,721,789
                                                                                     ------------
                                   Montana - 0.2%
     1,000,000       NR/A3         Montana Finance Authority Hospital Facilities
                                     Revenue, 5.0%, 6/1/24                           $  1,012,730
                                                                                     ------------
                                   Nebraska - 1.3%
     4,980,000(a)    NR/Aaa        Nebraska Public Power District Revenue, RIB,
                                     7.645%, 1/1/41 (144A)                           $  5,407,931
                                                                                     ------------
                                   Nevada - 0.4%
     1,500,000       A/A2          Henderson Nevada Health Care Facilities
                                     Revenue, 5.625%, 7/1/24                         $  1,571,685
                                                                                     ------------
                                   New Hampshire - 0.6%
     1,700,000+      NR/NR         New Hampshire Business Finance Authority
                                     Revenue, 6.05%, 9/1/29                          $  1,772,403
     1,000,000       A+/A2         New Hampshire Health & Education Facilities
                                     Authority Revenue, 5.75%, 10/1/31                  1,035,500
                                                                                     ------------
                                                                                     $  2,807,903
                                                                                     ------------
                                   New Jersey - 5.7%
     1,250,000       BBB/Baa3      Camden County Improvement Authority
                                     Revenue, 5.75%, 2/15/34                         $  1,277,050
     5,920,000(a)    NR/Aaa        Garden State Preservation Trust, RIB,
                                     10.703%, 11/1/22 (144A)                            8,550,730
       710,000       NR/NR         New Jersey Economic Development Authority
                                     Revenue, 5.75%, 1/1/25                               709,957
     1,000,000       NR/NR         New Jersey Economic Development Authority
                                     Revenue, 5.875%, 1/1/37                              980,140
     1,000,000       BB/Ba2        New Jersey Health Care Facilities Financing
                                     Authority Revenue, 5.125%, 7/1/14                    949,270
     5,000,000       BBB/Baa1      New Jersey Health Care Facilities Financing
                                     Authority Revenue, 5.375%, 7/1/33                  4,941,500
     3,500,000       NR/NR         New Jersey Health Care Facilities Financing
                                     Authority Revenue, 7.25%, 7/1/27                   3,555,965

  The accompanying notes are an integral part of these financial statements.  17

Pioneer Municipal and Equity Income Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/07                                     (continued)
--------------------------------------------------------------------------------

                     S&P/Moody's
Principal            Ratings
Amount               (unaudited)                                                            Value
                                   New Jersey - (continued)
   $ 3,000,000+      AAA/Aaa       Tobacco Settlement Financing Corp.,
                                     6.25%, 6/1/43                                   $  3,426,120
                                                                                     ------------
                                                                                     $ 24,390,732
                                                                                     ------------
                                   New Mexico - 0.6%
     1,000,000       AA/NR         Dona Ana County PILT Revenue,
                                     5.25%, 12/1/25                                  $  1,009,320
     1,500,000       NR/A3         Farmington New Mexico Hospital Revenue,
                                     5.0%, 6/1/23                                       1,511,580
                                                                                     ------------
                                                                                     $  2,520,900
                                                                                     ------------
                                   New York - 4.3%
     2,000,000       NR/NR         Dutchess County Industrial Development
                                     Agency Revenue, 7.5%, 3/1/29                    $  2,150,000
     1,000,000       NR/Aa1        New York City Industrial Development Agency,
                                     5.0%, 7/1/27                                       1,038,000
     1,000,000       NR/Aa1        New York City Industrial Development Agency,
                                     5.25%, 7/1/24                                      1,063,380
     5,000,000       AA-/A1        Port Authority of New York & New Jersey
                                     Revenue, 5.0%, 9/1/38                              5,115,750
     1,000,000       NR/NR         Suffolk County Industrial Development
                                     Agency Civic Facilities Revenue, 5.5%,
                                     1/1/37 (144A)                                        898,750
     4,900,000       AAA/Aaa       Triborough Bridge & Tunnel Authority,
                                     5.25%, 11/15/30                                    5,142,305
     3,000,000       NR/NR         Ulster County Industrial Development Agency
                                     Civic Facility Revenue, 6.0%, 9/15/27              2,945,190
                                                                                     ------------
                                                                                     $ 18,353,375
                                                                                     ------------
                                   North Carolina - 0.7%
     1,000,000       AA/Aa3        North Carolina Capital Facilities Finance
                                     Agency Student Revenue, 5.0%, 6/1/27            $    990,170
     1,000,000       AA/Aa3        North Carolina Capital Facilities Finance
                                     Agency Student Revenue, 5.0%, 6/1/32                 964,420
     1,000,000       NR/NR         North Carolina Medical Care Commission
                                     Health Care Facilities Revenue,
                                     5.0%, 11/1/23                                        994,530
                                                                                     ------------
                                                                                     $  2,949,120
                                                                                     ------------

18  The accompanying notes are an integral part of these financial statements.

Pioneer Municipal and Equity Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     S&P/Moody's
Principal            Ratings
Amount               (unaudited)                                                            Value
                                   Ohio - 1.7%
   $ 3,000,000+      AAA/Aaa       Columbus City School District, 5.0%, 12/1/32      $  3,287,100
     1,500,000       NR/NR         Cuyahoga County Health Care & Independent
                                     Living Facilities Revenue, 6.0%, 5/15/37           1,455,630
     1,500,000       NR/NR         Cuyahoga County Health Care & Independent
                                     Living Facilities Revenue, 6.0%, 5/15/42           1,438,980
     1,000,000       AAA/Aaa       Hamilton County Hospital Facilities Revenue,
                                     5.125%, 5/15/28                                    1,024,540
                                                                                     ------------
                                                                                     $  7,206,250
                                                                                     ------------
                                   Oregon - 0.7%
     2,935,000       NR/Aaa        Oregon State Housing & Community
                                     Services Department Multi-Family
                                     Revenue, 6.0%, 7/1/31                           $  2,969,251
                                                                                     ------------
                                   Pennsylvania - 2.9%
     5,000,000+      AAA/Aaa       Pennsylvania State Turnpike Commission Oil
                                     Franchise Tax Revenue, 5.0%, 12/1/31            $  5,436,750
     2,315,000+      A/NR          Sayre Health Care Facilities Authority
                                     Revenue, 5.875%, 12/1/31                           2,555,297
       685,000       A/NR          Sayre Health Care Facilities Authority
                                     Revenue, 5.875%, 12/1/31                             717,832
       280,000       B-/NR         Scranton-Lackawanna Health and Welfare
                                     Authority Hospital Revenue, 5.9%, 7/1/08             280,846
       700,000       B-/NR         Scranton-Lackawanna Health and Welfare
                                     Authority Hospital Revenue, 6.0%, 7/1/09             706,160
       460,000       B-/NR         Scranton-Lackawanna Health and Welfare
                                     Authority Hospital Revenue, 6.05%, 7/1/10            464,043
     2,165,000       AA+/Aaa       Swarthmore Borough Authority College
                                     Revenue, 5.0%, 9/15/31                             2,222,762
                                                                                     ------------
                                                                                     $ 12,383,690
                                                                                     ------------
                                   Puerto Rico - 1.2%
     5,000,000       BBB-/Baa3     Puerto Rico Public Buildings Authority
                                     Revenue, 5.25%, 7/1/33                          $  5,038,500
                                                                                     ------------
                                   Rhode Island - 1.1%
     1,640,000       BBB/Baa3      Tobacco Settlement Financing Corp.,
                                     6.125%, 6/1/32                                  $  1,667,732
     3,100,000       BBB/Baa3      Tobacco Settlement Financing Corp.,
                                     6.25%, 6/1/42                                      3,112,028
                                                                                     ------------
                                                                                     $  4,779,760
                                                                                     ------------

  The accompanying notes are an integral part of these financial statements.  19

Pioneer Municipal and Equity Income Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/07                                     (continued)
--------------------------------------------------------------------------------

                     S&P/Moody's
Principal            Ratings
Amount               (unaudited)                                                            Value
                                   South Carolina - 4.1%
  $  6,000,000       A-/A3         Berkeley County School District Installment
                                     Lease, 5.0%, 12/1/28                            $  6,068,160
     5,000,000       AAA/Aaa       Florence County Hospital Revenue,
                                     5.25%, 11/1/34                                     5,142,800
     3,500,000+      A+/A2         Lexington County Health Services District, Inc.,
                                     Hospital Revenue, 5.5%, 11/1/32                    3,869,250
     2,500,000       A-/A3         South Carolina Jobs Economic Development
                                     Authority Revenue, 5.5%, 11/15/23                  2,583,025
                                                                                     ------------
                                                                                     $ 17,663,235
                                                                                     ------------
                                   Tennessee - 0.6%
     2,500,000       NR/Ba2        Knox County Health Educational & Housing
                                     Facilities Board Hospital Revenue,
                                     6.5%, 4/15/31                                   $  2,548,450
                                                                                     ------------
                                   Texas - 5.1%
     1,552,000       NR/Aaa        Houston Housing Financing Corp.,
                                     6.25%, 9/20/31                                  $  1,643,335
     2,885,000(a)    NR/Aaa        Houston Utility System Revenue, RIB,
                                     8.453%, 5/15/24 (144A)                             3,491,542
     2,750,000       AAA/Aaa       Lower Colorado River Authority,
                                     5.0%, 5/15/31                                      2,818,310
     1,711,000       NR/Aaa        Panhandle Regional Housing Finance Corp.,
                                     6.6%, 7/20/31                                      1,846,751
     3,000,000       BBB/Baa2      Richardson Hospital Authority, 6.0%, 12/1/34         3,109,890
     1,000,000       BBB/NR        Seguin Higher Education Facilities Corp.
                                     Revenue, 5.0%, 9/1/23                                993,460
     1,500,000       NR/Baa3       Texas State Student Housing Revenue,
                                     6.5%, 9/1/34                                       1,565,460
     3,000,000       NR/NR         Willacy County Local Government Corp.
                                     Revenue, 6.0%, 9/1/10                              3,054,870
     3,000,000       NR/NR         Willacy County Local Government Corp.
                                     Revenue, 6.875%, 9/1/28                            3,160,860
                                                                                     ------------
                                                                                     $ 21,684,478
                                                                                     ------------
                                   Vermont - 0.3%
     1,295,000       AA/Aa3        Vermont Educational & Health Buildings
                                     Financing Agency Revenue, 5.0%, 7/1/24          $  1,284,860
                                                                                     ------------

20  The accompanying notes are an integral part of these financial statements.

Pioneer Municipal and Equity Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     S&P/Moody's
Principal            Ratings
Amount               (unaudited)                                                            Value
                                   Virginia - 1.3%
    $1,500,000       NR/A3         Prince William County Industrial Development
                                     Hospital Revenue, 5.2%, 10/1/26                 $  1,529,865
     3,925,000       NR/A3         Prince William County Industrial Development
                                     Hospital Revenue, 5.35%, 10/1/36                   3,992,000
                                                                                     ------------
                                                                                     $  5,521,865
                                                                                     ------------
                                   Washington - 2.4%
     3,000,000       AAA/Aaa       King County Washington Sewer Revenue,
                                     5.0%, 1/1/35                                    $  3,080,700
     7,000,000       BBB/Baa3      Tobacco Settlement Authority Revenue,
                                     6.625%, 6/1/32                                     7,153,230
                                                                                     ------------
                                                                                     $ 10,233,930
                                                                                     ------------
                                   Wisconsin - 0.8%
     3,500,000       BBB+/NR       Wisconsin State Health & Educational
                                     Facilities Authority Revenue,
                                     5.6%, 2/15/29                                   $  3,518,970
                                                                                     ------------
                                   TOTAL TAX-EXEMPT OBLIGATIONS
                                   (Cost $315,754,086) (b)                           $322,308,781
                                                                                     ------------

        Shares
                        COMMON STOCKS - 38.3% of Net Assets
                        Energy - 1.3%
                        Oil & Gas Drilling - 0.5%
        19,566          Diamond Offshore Drilling, Inc.                              $  2,278,069
                                                                                     ------------
                        Oil & Gas Storage & Transportation - 0.8%
       142,876          Spectra Energy Corp.                                         $  3,520,465
                                                                                     ------------
                        Total Energy                                                 $  5,798,534
                                                                                     ------------
                        Materials - 0.9%
                        Diversified Chemicals - 0.4%
        94,000          Olin Corp.                                                   $  1,968,360
                                                                                     ------------
                        Diversified Metals & Mining - 0.5%
        56,012          Compass Minerals International, Inc.                         $  2,056,761
                                                                                     ------------
                        Total Materials                                              $  4,025,121
                                                                                     ------------
                        Commercial Services & Supplies - 0.7%
                        Commercial Printing - 0.7%
        79,034          R.R. Donnelley & Sons Co.                                    $  2,897,386
                                                                                     ------------
                        Total Commercial Services & Supplies                         $  2,897,386
                                                                                     ------------

  The accompanying notes are an integral part of these financial statements.  21

Pioneer Municipal and Equity Income Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/07                                     (continued)
--------------------------------------------------------------------------------

        Shares                                                                              Value
                     Consumer Durables & Apparel - 0.2%
                     Home Furnishings - 0.2%
        50,000       Bassett Furniture Industries, Inc.                              $    445,000
        31,486       Kimball International, Inc.                                          420,023
                                                                                     ------------
                     Total Consumer Durables & Apparel                               $    865,023
                                                                                     ------------
                     Media - 1.0%
                     Movies & Entertainment - 1.0%
       206,487       Regal Entertainment Group                                       $  4,086,378
                                                                                     ------------
                     Publishing - 0.0%
         9,905       Idearc, Inc.                                                    $    187,403
                                                                                     ------------
                     Total Media                                                     $  4,273,781
                                                                                     ------------
                     Food, Beverage & Tobacco - 8.2%
                     Packaged Foods & Meats - 1.7%
       357,000       B&G Foods, Inc.                                                 $  3,816,330
        92,828       Kraft Foods, Inc.                                                  3,207,207
                                                                                     ------------
                                                                                     $  7,023,537
                                                                                     ------------
                     Tobacco - 6.5%
       134,140       Altria Group, Inc.                                              $ 10,403,898
       172,872       Loews Corp. - Carolina Group                                      15,376,964
        29,704       Reynolds American, Inc.                                            2,079,874
                                                                                     ------------
                                                                                     $ 27,860,736
                                                                                     ------------
                     Total Food, Beverage & Tobacco                                  $ 34,884,273
                                                                                     ------------
                     Pharmaceuticals, Biotechnology & Life Sciences - 5.3%
                     Pharmaceuticals - 5.3%
       329,758       Bristol-Myers Squibb Co.                                        $  9,770,730
       216,536       Merck & Co., Inc.                                                 12,853,577
                                                                                     ------------
                     Total Pharmaceuticals, Biotechnology &
                     Life Sciences                                                   $ 22,624,307
                                                                                     ------------
                     Banks - 2.7%
                     Diversified Banks - 0.3%
        28,642       Wachovia Corp.                                                  $  1,231,606
                                                                                     ------------
                     Regional Banks - 0.9%
        81,550       KeyCorp                                                         $  2,148,027
        67,800       Regions Financial Corp.                                            1,791,954
                                                                                     ------------
                                                                                     $  3,939,981
                                                                                     ------------

22  The accompanying notes are an integral part of these financial statements.

Pioneer Municipal and Equity Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        Shares                                                                              Value
                     Thrifts & Mortgage Finance - 1.5%
       222,700       TrustCo Bank Corp., NY                                          $  2,367,301
       204,886       Washington Mutual, Inc.                                            3,995,277
                                                                                     ------------
                                                                                     $  6,362,578
                                                                                     ------------
                     Total Banks                                                     $ 11,534,165
                                                                                     ------------
                     Diversified Financials - 0.5%
                     Other Diversified Financial Services - 0.5%
        42,500       Bank of America Corp.                                           $  1,960,525
                                                                                     ------------
                     Total Diversified Financials                                    $  1,960,525
                                                                                     ------------
                     Telecommunication Services - 10.0%
                     Integrated Telecommunication Services - 10.0%
       204,553       AT&T, Inc.                                                      $  7,815,970
       529,946       Citizens Communications Co.                                        6,878,699
       406,745       Verizon Communications, Inc.                                      17,575,451
       790,184       Windstream Corp.                                                  10,232,883
                                                                                     ------------
                     Total Telecommunication Services                                $ 42,503,003
                                                                                     ------------
                     Utilities - 7.5%
                     Electric Utilities - 0.8%
       138,400       Empire District Electric Co.                                    $  3,188,736
                                                                                     ------------
                     Gas Utilities - 3.1%
        81,249       AGL Resources, Inc.                                             $  3,012,713
       395,466       Atmos Energy Corp.                                                10,357,255
                                                                                     ------------
                                                                                     $ 13,369,968
                                                                                     ------------
                     Multi-Utilities - 3.6%
       100,000       Consolidated Edison, Inc.                                       $  4,845,000
       285,753       Duke Energy Corp.                                                  5,655,052
       134,112       NSTAR                                                              4,693,920
                                                                                     ------------
                                                                                     $ 15,193,972
                                                                                     ------------
                     Total Utilities                                                 $ 31,752,676
                                                                                     ------------
                     TOTAL COMMON STOCKS
                     (Cost $137,323,387)                                             $163,118,794
                                                                                     ------------
                     NON-CONVERTIBLE PREFERRED STOCKS - 22.5% of Net Assets
                     Energy - 1.0%
                     Oil & Gas Exploration & Production - 1.0%
        49,300       Apache Corp., Series B, 5.68%                                   $  4,249,044
                                                                                     ------------
                     Total Energy                                                    $  4,249,044
                                                                                     ------------

  The accompanying notes are an integral part of these financial statements.  23

Pioneer Municipal and Equity Income Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/07                                     (continued)
--------------------------------------------------------------------------------

        Shares                                                                              Value
                     Automobiles & Components - 1.1%
                     Automobile Manufacturers - 1.1%
       126,542       Ford Motor Co. Capital Trust II, 6.5%                           $  4,439,716
                                                                                     ------------
                     Total Automobiles & Components                                  $  4,439,716
                                                                                     ------------
                     Banks - 5.7%
                     Diversified Banks - 3.1%
       105,000       Bank One Capital VI, 7.2%                                       $  2,548,361
       120,000       Barclays Bank Plc, Series 2, 6.625%                                2,647,200
       120,000       HSBC Holdings Plc, Series A, 6.2%,                                 2,500,800
       170,579       Royal Bank of Scotland Group Plc,
                       Series Q, 6.75%                                                  3,722,034
        71,000       Wachovia Preferred Funding Corp., Series A, 7.25%                  1,767,900
                                                                                     ------------
                                                                                     $ 13,186,295
                                                                                     ------------
                     Thrifts & Mortgage Finance - 2.6%
        56,980       Countrywide Capital V, 7.0%                                     $    812,383
       171,677       Fannie Mae, Series N, 6.75%                                        4,034,409
        57,000       Freddie Mac, 5.81%                                                 2,422,500
        39,000       Freddie Mac, Series F, 5.0%                                        1,384,500
        58,000       Freddie Mac, Series K, 5.79%                                       2,604,200
                                                                                     ------------
                                                                                     $ 11,257,992
                                                                                     ------------
                     Total Banks                                                     $ 24,444,287
                                                                                     ------------
                     Diversified Financials - 5.9%
                     Other Diversified Financial Services - 2.2%
        49,000       ABN Amro Capital Fund Trust VII, 6.08%                          $    968,240
       120,000       Bank of America Corp., Series D, 6.204%                            2,653,200
       120,000       Deustche Bank Capital Funding Trust VIII, 6.375%                   2,531,256
       150,000       JPMorgan Chase Capital Trust XVI, 6.35%                            3,316,500
                                                                                     ------------
                                                                                     $  9,469,196
                                                                                     ------------
                     Consumer Finance - 0.8%
        18,000       MBNA Capital, Series D, 8.125%                                  $    441,779
        71,300       SLM Holdings Corp., Series A, 6.97%                                2,994,600
                                                                                     ------------
                                                                                     $  3,436,379
                                                                                     ------------
                     Investment Banking & Brokerage - 2.9%
        57,000       Bear Stearns Companies, Inc., Series F, 5.72%                   $  2,317,050
        40,000       Bear Stearns Companies, Inc., Series G, 5.49%                      1,500,000
       100,000       Lehman Brothers Holdings, Inc., 6.5%                               2,230,000
        19,000       Lehman Brothers Holdings, Inc., Series C, 5.94%                      836,000
        50,800       Lehman Brothers Holdings, Inc., Series D, 5.67%                    2,082,800

24  The accompanying notes are an integral part of these financial statements.

Pioneer Municipal and Equity Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        Shares                                                                              Value
                     Investment Banking & Brokerage - (continued)
        65,000       Merrill Lynch Preferred Capital Trust IV, 7.12%                 $  1,460,993
        87,000       Merrill Lynch Preferred Capital Trust V, 7.28%                     2,029,710
                                                                                     ------------
                                                                                     $ 12,456,553
                                                                                     ------------
                     Total Diversified Financials                                    $ 25,362,128
                                                                                     ------------
                     Insurance - 2.9%
                     Life & Health Insurance - 0.4%
       159,000       Scottish Re Group, Ltd., 7.25%                                  $  1,828,500
                                                                                     ------------
                     Property & Casualty Insurance - 1.8%
       160,000       ACE, Ltd., Series C, 7.8%                                       $  3,929,600
       161,000       Berkley W.R. Capital Trust II, 6.75%                               3,446,663
                                                                                     ------------
                                                                                     $  7,376,263
                                                                                     ------------
                     Reinsurance - 0.7%
       158,000       RenaissanceRE Holdings, Ltd., Series D, 6.6%                    $  3,039,920
                                                                                     ------------
                     Total Insurance                                                 $ 12,244,683
                                                                                     ------------
                     Real Estate - 2.6%
                     Diversification Real Estate Investment Trust - 0.8%
        32,440       PS Business Parks, Inc., Series I, 6.875%                       $    660,803
        13,000       PS Business Parks, Inc., Series L, 7.6%                              289,510
       119,200       PS Business Parks, Inc., Series P, 6.7%                            2,378,040
                                                                                     ------------
                                                                                     $  3,328,353
                                                                                     ------------
                     Industrial Real Estate Investment Trust - 0.2%
        40,000       Prologis Trust, Series G, 6.75%                                 $    879,200
                                                                                     ------------
                     Office Real Estate Investment Trust - 0.2%
        15,000       Brandywine Realty Trust, Series C, 7.5%                         $    336,750
        34,500       Brandywine Realty Trust, Series D, 7.375%                            759,000
                                                                                     ------------
                                                                                     $  1,095,750
                                                                                     ------------
                     Retail Real Estate Investment Trust - 0.8%
        94,000       Regency Centers Corp., Series C, 7.45%                          $  2,090,560
        53,500       Regency Centers Corp., Series E, 6.7%                              1,136,340
                                                                                     ------------
                                                                                     $  3,226,900
                                                                                     ------------
                     Specialized Real Estate Investment Trust - 0.6%
       118,000       Public Storage, Inc., Series L, 6.75%                           $  2,507,500
                                                                                     ------------
                     Total Real Estate                                               $ 11,037,703
                                                                                     ------------

  The accompanying notes are an integral part of these financial statements.  25

Pioneer Municipal and Equity Income Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/07                                     (continued)
--------------------------------------------------------------------------------

        Shares                                                                              Value
                     Utilities - 3.3%
                     Electric Utilities - 2.9%
        98,000       Alabama Power Co., 5.3%                                         $  2,141,300
       113,000       Alabama Power Co., 5.83%                                           2,683,750
        78,000       Interstate Power and Light Co., Series B, 8.375%                   2,290,860
        40,000       Mississippi Power Co., 5.25%                                         944,800
         7,700       PPL Electric Utilities Corp., 4.5%                                   627,550
        73,000       Southern California Edison Co., 4.32%                              1,423,500
        94,000       Virginia Power Capital Trust II, 7.375%                            2,272,890
                                                                                     ------------
                                                                                     $ 12,384,650
                                                                                     ------------
                     Gas Utilities - 0.4%
        62,000       Southern Union Co., Series C, 7.55%                             $  1,541,940
                                                                                     ------------
                     Total Utilities                                                 $ 13,926,590
                                                                                     ------------
                     TOTAL NON-CONVERTIBLE PREFERRED STOCKS
                     (Cost $111,661,764)                                             $ 95,704,151
                                                                                     ------------
                     CONVERTIBLE PREFERRED STOCKS - 3.0% of Net Assets
                     Capital Goods - 0.5%
                     Aerospace & Defense - 0.5%
        15,000       Northrop Grumman Corp., 7.0%                                    $  2,169,000
                                                                                     ------------
                     Total Capital Goods                                             $  2,169,000
                                                                                     ------------
                     Commercial Services & Supplies - 0.7%
                     Office Services & Supplies - 0.7%
        60,000       Avery Dennison Corp., 7.875%                                    $  3,078,000
                                                                                     ------------
                     Total Commercial Services & Supplies                            $  3,078,000
                                                                                     ------------
                     Diversified Financials - 1.6%
                     Other Diversified Financial Services - 1.6%
       161,000       Lazard, Ltd., 6.625%                                            $  6,720,140
                                                                                     ------------
                     Total Diversified Financials                                    $  6,720,140
                                                                                     ------------
                     Insurance - 0.2%
                     Property & Casualty Insurance - 0.2%
        47,919       XL Capital, Ltd., Class A, 7.0%                                 $  1,026,425
                                                                                     ------------
                     Total Insurance                                                 $  1,026,425
                                                                                     ------------
                     TOTAL CONVERTIBLE PREFERRED STOCKS
                     (Cost $10,175,221)                                              $ 12,993,565
                                                                                     ------------

26  The accompanying notes are an integral part of these financial statements.

Pioneer Municipal and Equity Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        Shares                                                                              Value
                     TAX-EXEMPT MONEY MARKET MUTUAL FUND - 1.7%
                     of Net Assets
     7,113,990       BlackRock Liquidity Funds MuniFund Portfolio                   $   7,113,990
                                                                                    -------------
                     TOTAL TAX-EXEMPT MONEY MARKET MUTUAL FUND
                     (Cost $7,113,990)                                              $   7,113,990
                                                                                    -------------
                     TOTAL INVESTMENTS IN SECURITIES - 141.3%
                     (Cost $582,028,448) (c)                                        $ 601,239,281
                                                                                    -------------
                     OTHER ASSETS AND LIABILITIES - 0.1%                            $     503,046
                                                                                    -------------
                     PREFERRED SHARES AT REDEMPTION VALUE,
                     INCLUDING DIVIDENDS PAYABLE - (41.4%)                          $(176,384,031)
                                                                                    -------------
                     NET ASSETS APPLICABLE TO COMMON
                     SHAREOWNERS - 100.0%                                           $ 425,358,296
                                                                                    =============

Portfolio Abbreviations
RIB Residual Interest Bonds

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At November 30, 2007, the value of these securities amounted $52,511,501, or 12.3% of total net assets.

NR     Security not rated by S&P or Moody's.

+ Prerefunded bonds have been collateralized by U.S. Treasury securities or U.S. Government Agencies, which are held in escrow to pay interest and principal on the tax exempt issue and to retire the bonds in full at the earliest refunding date.

(a) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate at November 30, 2007.

(b) The concentration of tax-exempt investments by type of obligation/market sector is as follows:

       Insured:
         FSA                                   6.3%
         MBIA                                  5.9
         FGIC                                  4.2
         Radian                                3.2
         AMBAC                                 2.5
                                              ----
                                              22.1%
       General Obligation                      3.3
       Revenue Bonds:
         Health Revenue                       30.2
         Tobacco Revenue                      14.8
         Development Revenue                   9.5
         Education Revenue                     7.4
         Housing Revenue                       3.7
         Facilities Revenue                    3.0
         Other Revenue                         2.2
         School District Revenue               1.8
         Transportation Revenue                1.6
         Gaming Revenue                        0.4
                                             -----
                                             100.0%
                                             =====

  The accompanying notes are an integral part of these financial statements.  27

Pioneer Municipal and Equity Income Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/07                                   (continued)
--------------------------------------------------------------------------------

(c) At November 30, 2007, the net unrealized gain on investments based on cost for federal income tax purposes of $581,819,322 was as follows:

        Aggregate gross unrealized gain for all investments in which there is an
          excess of value over tax cost                                             $47,258,820
        Aggregate gross unrealized loss for all investments in which there is an
          excess of tax cost over value                                             (27,838,861)
                                                                                    -----------
        Net unrealized gain                                                         $19,419,959
                                                                                    ===========

          For financial reporting purposes net unrealized gain on investments was $19,210,833 and cost of investments aggregated $582,028,448.

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2007, aggregated $148,315,923 and $145,026,135, respectively.

28 The accompanying notes are an integral part of these financial statements.

Pioneer Municipal and Equity Income Trust
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 11/30/07
--------------------------------------------------------------------------------

ASSETS:
  Investments in securities, at value (cost $582,028,448)      $601,239,281
  Receivables -
    Investment securities sold                                       90,000
    Dividends and interest                                        7,006,515
    Other                                                           947,330
  Unrealized appreciation on interest rate swaps                     88,363
  Prepaid expenses                                                   21,525
                                                               ------------
     Total assets                                              $609,393,014
                                                               ------------
LIABILITIES:
  Payables -
    Investment securities purchased                            $  3,045,180
  Due to custodian                                                4,107,437
  Due to affiliates                                                 304,839
  Administration fee payable                                         31,248
  Accrued expenses                                                  161,983
                                                               ------------
     Total liabilities                                         $  7,650,687
                                                               ------------
PREFERRED SHARES AT REDEMPTION VALUE:
  $25,000 liquidation value per share applicable to 7,050
    shares, including dividends payable of $134,031            $176,384,031
                                                               ------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Paid-in capital                                              $406,036,048
  Undistributed net investment income                                23,052
  Net unrealized gain on investments                             19,210,833
  Net unrealized gain on interest rate swaps                         88,363
                                                               ------------
    Net assets applicable to common shareowners                $425,358,296
                                                               ============
NET ASSET VALUE PER SHARE:
No par value, (unlimited number of shares authorized)
  Based on $425,358,296/28,706,981 common shares               $      14.82
                                                               ============

The accompanying notes are an integral part of these financial statements.   29

Pioneer Municipal and Equity Income Trust
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 11/30/07

INVESTMENT INCOME:
    Dividends                                         $ 14,388,781
    Interest                                            19,302,540
                                                      ------------
                                                                          $ 33,691,321
                                                                          ------------
EXPENSES:
    Management fees                                   $  3,798,435
    Administration fees                                    500,710
    Transfer agent fees and expenses                       429,195
    Auction agent fees                                     467,680
    Custodian fees                                          37,368
    Registration fees                                       25,362
    Professional fees                                      363,264
    Printing expense                                        56,861
    Trustees' fees                                          24,305
    Pricing fees                                            19,552
    Insurance fees                                          12,844
    Miscellaneous                                           18,681
                                                      ------------
     Total expenses                                                       $  5,754,257
       Less fees paid indirectly                                                  (523)
                                                                          ------------
     Net expenses                                                         $  5,753,734
                                                                          ------------
       Net investment income                                              $ 27,937,587
                                                                          ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND INTEREST RATE SWAPS:
    Net realized gain from:
     Investments                                      $  3,226,543
     Interest rate swaps                                   856,816        $  4,083,359
                                                      ------------        ------------
    Change in net unrealized gain from:
     Investments                                      $(33,872,244)
     Interest rate swaps                                (1,161,729)       $(35,033,973)
                                                      ------------        ------------
    Net loss on investments and interest rate swaps                       $(30,950,614)
                                                                          ------------
DIVIDENDS AND DISTRIBUTIONS TO PREFERRED
SHAREOWNERS FROM:
    Net investment income                             $ (7,768,522)
    Net realized gains                                    (908,387)
                                                      ------------
     Total distributions                                                  $ (8,676,909)
                                                                          ------------
    Net decrease in net assets applicable to common
     shareowners resulting from operations                                $(11,689,936)
                                                                          ============

30 The accompanying notes are an integral part of these financial statements.

Pioneer Municipal and Equity Income Trust
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Year Ended 11/30/07 and 11/30/06, respectively

                                                              Year              Year
                                                              Ended            Ended
                                                            11/30/07          11/30/06
FROM OPERATIONS:
  Net investment income                                  $  27,937,587     $  27,998,168
  Net realized gain on investments and interest
    rate swaps                                               4,083,359           688,474
  Change in net unrealized gain on investments
    and interest rate swaps                                (35,033,973)       44,563,306
  Dividends and distributions to preferred
    shareowners from:
     Net investment income                                  (7,768,522)       (7,360,344)
     Net realized gains                                       (908,387)         (571,728)
                                                         -------------     -------------
       Net increase (decrease) in net assets
         applicable to common shareowners                $ (11,689,936)    $  65,317,876
                                                         -------------     -------------
DIVIDENDS AND DISTRIBUTIONS TO COMMON
SHAREOWNERS:
  Net investment income
    ($0.85 and $0.67 per share, respectively)            $ (24,511,851)    $ (19,187,745)
  Net realized gains
    ($0.10 and $0.08 per share, respectively)               (2,731,074)       (2,315,448)
                                                         -------------     -------------
     Total distributions to common shareowners           $ (27,242,925)    $ (21,503,193)
                                                         -------------     -------------
     Net increase (decrease) in net assets applicable
       to common shareowners                             $ (38,932,861)    $  43,814,683
NET ASSETS APPLICABLE TO COMMON
SHAREOWNERS:
  Beginning of year                                        464,291,157       420,476,474
                                                         -------------     -------------
  End of year                                            $ 425,358,296     $ 464,291,157
                                                         =============     =============
  Undistributed net investment income                    $      23,052     $   1,185,061
                                                         =============     =============

The accompanying notes are an integral part of these financial statements.   31

Pioneer Municipal and Equity Income Trust
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 Year           Year           Year          1/30/04(b)
                                                                 Ended          Ended          Ended             to
                                                               11/30/07       11/30/06       11/30/05         11/30/04
Per Common Share Operating Performance
Net asset value, beginning of period                           $  16.17       $  14.65       $ 14.55         $  14.33(c)
                                                               --------       --------       --------        ---------
Increase (decrease) from investment operations:(a)
 Net investment income                                         $   0.97       $   0.98       $  0.95         $   0.66
 Net realized and unrealized gain (loss) on investments
   and interest rate swaps                                        (1.07)          1.57          0.13             0.27
 Dividends and distributions to preferred shareowners from:
   Net Investment income                                          (0.27)         (0.26)        (0.19)           (0.06)
   Net realized gain                                              (0.03)         (0.02)            -(d)             -
                                                               --------       --------       --------        ---------
 Net increase (decrease) from investment operations            $  (0.40)      $   2.27       $  0.89         $   0.87
Dividends and distributions to common shareowners from:
   Net investment income                                          (0.85)         (0.67)        (0.79)           (0.55)
   Net realized gain                                              (0.10)         (0.08)            -                -
Capital charge with respect to issuance of:
 Common shares                                                        -              -             -            (0.03)
 Preferred shares                                                     -              -             -            (0.07)
                                                               --------       --------       --------        ---------
Net increase (decrease) in net asset value                     $  (1.35)      $   1.52       $  0.10         $   0.22
                                                               --------       --------       --------        ---------
Net asset value, end of period(e)                              $  14.82       $  16.17       $ 14.65         $  14.55
                                                               ========       ========       ========         ========
Market value, end of period(e)                                 $  13.41       $  14.00       $ 12.18         $  12.74
                                                               ========       ========       ========         ========
Total return(f)                                                    2.30%         21.79%         1.51%          (11.26)%
Ratios to average net assets of common shareowners
 Net expenses(g)                                                   1.26%          1.12%         1.12%            1.04%(h)
 Net investment income before preferred share dividends            6.12%          6.43%         6.32%            5.69%(h)
 Preferred share dividends                                         1.70%          1.69%         1.28%            0.55%(h)
 Net investment income available to common shareowners             4.25%          4.74%         5.04%            5.14%(h)
Portfolio turnover                                                   23%            16%           27%              63%
Net assets of common shareowners, end of period
 (in thousands)                                                $425,358       $464,291       $420,476        $417,789
Preferred shares outstanding (in thousands)                    $176,250       $176,250       $176,250        $176,250
Asset coverage per preferred share, end of period              $ 85,354       $ 90,870       $ 84,651        $ 84,264
Average market value per preferred share                       $ 25,000       $ 25,000       $ 25,000        $ 25,000
Liquidation value, including dividends payable, per
 preferred share                                               $ 25,019       $ 25,015       $25,009         $ 25,003
Ratios to average net assets of common shareowners
 before reimbursement of waivers and reimbursement
 of expenses
 Net expenses(g)                                                   1.26%          1.12%         1.12%            1.05%(h)
 Net investment income before preferred share dividends            6.12%          6.43%         6.32%            5.68%(h)
 Preferred share dividends                                         1.70%          1.69%         1.28%            0.55%(h)
 Net investment income available to common shareowners             4.25%          4.74%         5.04%            5.13%(h)

32  The accompanying notes are an integral part of these financial statements.

Pioneer Municipal and Equity Income Trust
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.
(b)  Trust shares were first publicly offered on January 28, 2004.
(c) Net asset value immediately after the closing of the first public offering was $14.30.
(d)  Amount is less than $0.01 per common share.
(e) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.
(f) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return less than a full period is not annualized. Past performance is not a guarantee of future results.
(g) Expense ratios do not reflect the effect of dividend payments to preferred shareowners.
(h)  Annualized.
The information above represents the audited operating performance data for a common share outstanding, total investment return, ratios to average net assets of common shareowners and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

The accompanying notes are an integral part of these financial statements.   33

Pioneer Municipal and Equity Income Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/07
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

Pioneer Municipal and Equity Income Trust (the Trust) is organized as a Delaware statutory trust and registered as a diversified, closed-end management investment company under the Investment Company Act of 1940. The Trust changed its name from Pioneer Tax Advantaged Balanced Trust effective November 7, 2007. The Trust's investment objective is to provide a high level of total after-tax return, including attractive tax-advantaged income.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates.

The Trust may invest in municipal securities with a broad range of maturities and credit ratings, including both investment grade and below investment grade municipal securities. By concentrating in municipal securities, the portfolio is more susceptible to adverse economic, political or regulatory developments than is a portfolio that invests more broadly. Investments in the Trust are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. The Trust may also invest in common stocks and preferred securities that pay tax-qualified dividends. In addition, the Trust may invest in other securities, including debt instruments, real estate investment trusts ("REITs") and equity securities, that generate income taxable at ordinary income rates, rather than long-term capital gain rates.

There can be no assurance as to the portion of the Trust's dividends that will be tax-exempt or tax-qualified.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. When interest rates rise, the prices of fixed-income securities in the Trust will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Trust will generally rise.

The Trust may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

34
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Pioneer Municipal and Equity Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus, with additional information included in the Trust's shareowner reports. Please refer to those documents when considering the Trust's risks. At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. Debt securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities are valued at the last sale price on the principal exchange where they are traded. The values of interest rate swaps are determined by obtaining dealer quotations. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Trust may also use the fair value of a security, including a non U.S. security, when the closing market price on the principal exchange where the security is traded no longer accurately reflects the value of the security as of the close of the exchange. At November 30, 2007, there were no securities fair valued. Temporary cash investments are valued at cost which approximates market value.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence. Discount and premium on debt securities are accreted or amortized, respectively, daily, on an effective yield to maturity basis and are included in interest income. Interest income, including income on interest bearing cash accounts, is recorded on an accrual basis.

                                                                              35
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Pioneer Municipal and Equity Income Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/07                             (continued)
--------------------------------------------------------------------------------

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Federal Income Taxes

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Trust's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     At November 30, 2007, the Trust reclassified $3,180,777 to decrease distribution in excess of net investment income, $856,768 to decrease net realized gain on investments and $2,324,009 to decrease paid-in capital. The reclassification has no impact on the net asset value of the Trust and presents the Trust's capital accounts on a tax basis.

     The tax character of current year distributions paid to common and preferred shareowners for the years ended November 30, 2007 and November 30, 2006 were as follows:

                                  2007           2006
                             -----------    -----------
  Distributions paid from:
  Tax-Exempt income          $15,264,954    $13,521,779
  Ordinary income*            17,015,419     13,026,310
  Long-term capital gain       3,639,461      2,887,176
                             -----------    -----------
                             $35,919,834    $29,435,265
                             ===========    ===========

* Included in the Trust's distributions from 2007 ordinary income is $2,324,009 ($0.08 per common share) in excess of investment company taxable income, which, in accordance with applicable U.S. tax law, is taxable to shareowners as ordinary income distributions.

36
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Pioneer Municipal and Equity Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     The following shows the components of distributable earnings on a federal income tax basis at November 30, 2007.

                                          2007
                                     -----------
  Undistributed ordinary income      $         -
  Undistributed long-term gains                -
  Dividends payable                     (134,031)
  Unrealized appreciation             19,456,279
                                     -----------
    Total                            $19,322,248
                                     ===========

     The difference between book basis and tax basis unrealized appreciation is primarily attributable to the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the accounting treatment for swap agreements.

C.   Automatic Dividend Reinvestment Plan

     All common shareowners automatically participate in the Automatic Dividend Reinvestment Plan (the "Plan"), under which participants receive all dividends and capital gain distributions (collectively, "dividends") in full and fractional common shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the "Plan Agent"), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

     Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees ("market premium"), the Plan Agent will invest the

                                                                              37
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Pioneer Municipal and Equity Income Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/07                             (continued)
--------------------------------------------------------------------------------

     dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value ("market discount"), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

2.   Management Agreement

Pioneer Investment Management, Inc. ("PIM"), a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. ("UniCredito Italiano"), manages the Trust's portfolio. Management fees payable under the Trust's Management Agreement with PIM are calculated daily at the annual rate of 0.60% of the Trust's average daily managed assets. "Managed assets" is the average daily value of the Trust's total assets minus the sum of the Trust's liabilities, which liabilities exclude debt related to leverage, short-term debt and the aggregate liquidation preference of any outstanding preferred shares.

Also, PIM agreed for the first three years of the Trust's investment operations (January 28, 2004 - February 1, 2007) to limit the Trust's total annual expenses, excluding offering costs for common and preferred shares, interest expense, the cost of defending or prosecuting any claim or litigation to which the Trust is a party (together with any amount in judgment or settlement), indemnification expenses or taxes incurred due to the failure of the Trust to qualify as a regulated investment company under the Code or any other non-recurring or non-operating expenses, to 0.80% of the Trust's average daily managed assets. The dividend on any preferred shares was not an expense for this purpose. For the year ended November 30, 2007, the Trust's

38
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Pioneer Municipal and Equity Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

expenses were not reduced under such arrangements. For the year ended, November 30, 2007, the net management fee was equivalent to 0.60% of the Trust's average daily managed assets, which was equivalent to 0.83% of the Trust's average daily net assets attributable to common shareowners. As of February 2, 2007, this expense limitation is no longer in effect.

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $304,839 in management costs, administrative costs and certain other fees payable to PIM at November 30, 2007.

The Trust has retained Princeton Administrators, LLC, ("Princeton") to provide certain administrative services to the Trust on its behalf. The Trust pays Princeton a monthly fee at an annual rate of 0.07% of the average daily value of the Trust's managed assets up to $500 million and 0.03% for average daily managed assets in excess of $500 million, subject to a minimum monthly fee of $10,000.

3. Transfer Agents

Pioneer Investment Management Shareholder Services, Inc. ("PIMSS"), a wholly owned indirect subsidiary of UniCredito Italiano, through a sub-transfer agency agreement with American Stock Transfer & Trust Company, provides substantially all transfer agent and shareowner services related to the Trust's common shares at negotiated rates. Deutsche Bank Trust Company Americas ("Deutsche Bank") is the transfer agent, registrar, dividend paying agent and redemption agent with respect to the Trust's Auction Market Preferred Shares ("AMPS"). The Trust pays Deutsche Bank an annual fee, as is agreed to from time to time by the Trust and Deutsche Bank, for providing such services.

4. Expense Offset Arrangements

The Trust has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Trust's custodian expenses. For the year ended November 30, 2007, the Trust expenses were reduced by $523 under such arrangements.

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Pioneer Municipal and Equity Income Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/07                             (continued)
--------------------------------------------------------------------------------

5. Interest Rate Swaps

The Trust may enter into interest rate swap transactions to attempt to protect itself from increasing dividend or interest expense on its leverage resulting from increasing short-term interest rates. The cost of leverage may rise with an increase in interest rates, generally having the effect of lower yields and potentially lower dividends to common shareowners. Interest rate swaps can be used to "lock in" the cost of leverage and reduce the negative impact that rising short-term interest rates would have on the Trust's leveraging costs.

An interest rate swap is an agreement between two parties, which involves exchanging a floating rate and fixed rate interest payments for a specified period of time. Interest rate swaps involve the accrual of the net interest payments between the parties on a daily basis, with the net amount recorded within the unrealized appreciation/ depreciation of interest rate swaps on the Statement of Assets and Liabilities. Once the interim payments are settled in cash, at the pre-determined dates specified in the agreement, the net amount is recorded as realized gain or loss from interest rate swaps on the Statement of Operations. During the term of the swap, changes in the value of the swap are recognized as unrealized gains and losses by "marking-to market" the market value of the swap based on values obtained from dealer quotations. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) closing the contract and the cost basis of the contract. The Trust is exposed to credit risk in the event of non-performance by the other party to the interest rate swap. However, at November 30, 2007 the Trust does not anticipate non-performance by any counterparty. Risk may also arise with regard to market movements in the value of the swap arrangement that do not exactly offset the changes in the related dividend requirement or interest expense on the Trust's leverage.

Under the terms of the agreement entered into by the Trust, the Trust receives a floating rate of interest and pays a fixed rate of interest for the term. Details of the swap agreement outstanding as of November 30, 2007 were as follows:

                 Termination      Notional                                   Unrealized
 Counterparty        Date       Amount (000)   Fixed Rate   Floating Rate   Appreciation
-----------------------------------------------------------------------------------------
 UBS AG        Sept. 1, 2009      $106,000    2.855%        1 month BMA       $88,363

Pioneer Municipal and Equity Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Trust Shares

There are an unlimited number of common shares of beneficial interest authorized. Of the 28,706,981 common shares of beneficial interest outstanding at November 30, 2007, PIM owned 6,981 shares.

During the year ended November 30, 2007 and year ended November 30, 2006, there were no share transactions by the Trust. All reinvested distributions were satisfied with previously issued shares purchased in the open market by the Plan Agent and credited to shareowner accounts.

The Trust may classify and reclassify any unissued common shares of beneficial interest into one or more series of preferred shares of beneficial interest. As of November 30, 2007, there were 7,050 AMPS as follows: Series T7-2,350, Series F7-2,350 and Series TH28-2,350.

Dividends on Series T7 and Series F7 are cumulative at a rate which is reset every seven days based on the results of an auction. Dividends on Series TH28 are also cumulative at a rate reset every 28 days based on the results of an auction. Dividend rates ranged from 4.00% to 6.20% during the year ended November 30, 2007.

The Trust may not declare dividends or make other distributions on its common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred shares would be less than 200%.

The AMPS are redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared. The AMPS are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Agreement and Declaration of Trust are not satisfied.

The holders of AMPS have voting rights equal to the holders of the Trust's common shares (one vote per share) and will vote together with holders of the common shares as a single class. However, holders of AMPS are also entitled to elect two of the Trust's Trustees. In addition, the Investment Company Act of 1940, as amended, requires that along with approval by shareowners that might otherwise be required, the approval of the holders of a majority of any outstanding

Pioneer Municipal and Equity Income Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/07                             (continued)
--------------------------------------------------------------------------------

preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares and
(b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

7. New Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of no later than May 31, 2008. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements ("SFAS 157") was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is currently evaluating the implications of SFAS 157, and its impact on the Trust's financial statement disclosures, if any, has not yet been determined.

8. Distributions

On June 19, 2007, the Trustees of the Trust voted to adopt a level distribution policy. The Trust's level distribution policy is meant to provide investors with a relatively stable monthly distribution out of a combination of current net investment income, short-term gains and paid-in capital beginning with the July 2007 payment. The Trust has applied to the Securities and Exchange Commission for exemptive

42
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Pioneer Municipal and Equity Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

relief to allow the Trust to include long-term capital gains in its monthly distributions.

The exact amount of the monthly distributions may be adjusted from time to time by the Trustees to reflect current conditions. However, under the Investment Company Act of 1940, the Trust is required to estimate and indicate the source of each monthly distribution to its shareowners. This estimated source is likely to vary from month to month because it may be materially affected by changes in the cumulative level and composition of the Trust's actual earnings from its investment activities and the level of expenses.

Shareowners should understand that distributions from paid-in capital (i.e., return of capital) are not from earnings of the Trust. Such return of capital components of the Trust's monthly distributions do not necessarily reflect the Trust's investment performance and should not be confused with "yield" or "income" of the Trust. At December 31 each year the Trust will determine what portion, if any, of the previously reported distributions from paid-in capital need to be re-characterized for tax purposes as taxable ordinary income and reportable to shareowners and the IRS on Form 1099 DIV.

In January 2008, shareowners will receive a Form 1099 DIV, which will show the amount and composition of all 2007 distributions paid to them from the Trust. That form will provide shareowners with information as to the appropriate tax treatment of each component.

Subsequent to November 30, 2007, the Board of Trustees of the Trust declared a dividend from undistributed net investment income of $0.112 per common share payable December 20, 2007 to common shareowners of record on December 12, 2007.

Subsequent to November 30, 2007, dividends declared and paid on preferred shares totaled $856,810 in aggregate for the three outstanding preferred share series through January 18, 2008.

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Pioneer Municipal and Equity Income Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/07                             (continued)
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (unaudited)

During the 12 month period ended November 30, 2007, (i) there were no material changes in the Trust's investment objective or fundamental policies that were not approved by the shareowners, except that in connection with the Trust's name change, the Board of Trustees approved the adoption by the Trust in accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended, of (a) a new non-fundamental policy that at least 80% of the Trust's assets will be invested in municipal securities and equity securities, and (b) a new fundamental policy that the Trust will attempt to invest its assets so that the income derived from municipal securities that it distributes will be exempt from regular federal income tax, except when investing for "defensive purposes"; (ii) there were no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which have not been approved by the shareowners and; (iii) there were no changes in the principal risk factors associated with investment in the Trust. Day-to-day management of the Trust's portfolio of municipal securities is the responsibility of David Eurkus. Mr. Eurkus is supported by the fixed-income team. Members of this team manage other Pioneer funds investing primarily in fixed-income securities. Mr. Eurkus joined Pioneer as a senior vice president in January 2000 and has been an investment professional since 1969. Day-to-day management of the Trust's portfolio of equity securities is the responsibility of Walter Hunnewell, Jr. Mr. Hunnewell is supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. Mr. Hunnewell, a vice president, joined Pioneer in August 2001 and has been an investment professional since 1985. The portfolio managers and each team also may draw upon the research and investment management expertise of the global research teams, which provide quantitative and fundamental research on companies and include members from Pioneer's affiliate, Pioneer Investment Management Limited (PIML).

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.

CEO CERTIFICATION DISCLOSURE (unaudited)

The Trust's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section

Pioneer Municipal and Equity Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

303A.12(a) of the NYSE Listed Company Manual. In addition, the Trust has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

IMPORTANT TAX INFORMATION (unaudited)

The following information is provided with respect to the distributions paid by Pioneer Municipal and Equity Income Trust during the taxable year ended November 30, 2007:

COMMON SHAREHOLDERS

                                  Qualified        Dividends
                                   Dividend        Received      Long-Term
                   Tax-Exempt     Income for     Deduction for    Capital
Payable Date(s)      Income     Individuals +   Corporations +     Gains
--------------------------------------------------------------------------------
 December, 2006       46.33%        79.63%     70.32%           None

 January 2007         33.09%        60.72%     54.16%           13.12%

 February 2007 -
 June 2007            55.22%          100%     89.64%           None

 July 2007 -
 October 2007         46.47%        81.04%     63.44%           None

 November 2007         5.13%        15.86%     11.66%           74.59%

PREFERRED SHAREHOLDERS (Classes T, TH & F)

                                       Qualified        Dividends
                                        Dividend        Received      Long-Term
                        Tax-Exempt     Income for     Deduction for    Capital
Payable Date(s)           Income     Individuals +   Corporations +     Gains
--------------------------------------------------------------------------------
 December, 2006            33.09%        60.72%           54.16%        None

 January - June 2007       55.22%          100%           89.64%        None

 July 2007 -
 November 2007             31.21%        65.70%           48.46%        20.70%

+    Expressed as a percentage of the ordinary income distributions paid.

The Trust hereby designates the percentage indicated or the allowable amount by law.

Pioneer Municipal and Equity Income Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/07                             (continued)
--------------------------------------------------------------------------------

The following summarizes the per share long-term capital distributions paid by the Trust during the year:

COMMON SHAREHOLDERS

                    Long-Term
Payable Date      Capital Gains
--------------   --------------
  1/12/2007      $0.011562
  11/30/2007     $0.083536

PREFERRED SHAREOWNERS

              Payable        Long-Term
Series         Date        Capital Gains
--------   ------------   --------------
  T         1/10/2007         $16.11
  T         8/22/2007         $ 0.67
  T         8/29/2007         $ 8.87
  T         9/05/2007         $ 9.13
  T         9/12/2007         $ 9.03
  T         9/19/2007         $ 8.83
  T         9/26/2007         $ 8.65
  T        10/03/2007         $ 7.66
  T        10/10/2007         $ 8.04
  T        10/17/2007         $ 7.71
  T        10/24/2007         $ 6.27
  T        10/31/2007         $ 6.98
  T        11/07/2007         $ 6.41
  T        11/14/2007         $ 6.31
  T        11/21/2007         $ 7.38
  T        11/28/2007         $ 7.90
  H         2/16/2007         $16.46
  H         8/31/2007         $ 9.71
  H         9/28/2007         $36.90
  H        10/26/2007         $37.86
  H        11/23/2007         $31.60

46
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Pioneer Municipal and Equity Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PREFERRED SHAREOWNERS (continued)

              Payable        Long-Term
Series         Date        Capital Gains
----------------------------------------
  F         1/08/2007         $16.31
  F         8/27/2007         $ 7.17
  F         9/04/2007         $ 9.92
  F         9/10/2007         $ 7.84
  F         9/17/2007         $ 8.83
  F         9/24/2007         $ 8.83
  F        10/01/2007         $ 8.82
  F        10/09/2007         $ 9.92
  F        10/15/2007         $ 6.88
  F        10/22/2007         $ 7.43
  F        10/29/2007         $ 7.28
  F        11/05/2007         $ 7.22
  F        11/13/2007         $ 8.15
  F        11/19/2007         $ 5.76
  F        11/26/2007         $ 7.73

                                                                              47
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Pioneer Municipal and Equity Income Trust
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees and Shareowners of Pioneer Municipal and Equity Income Trust:

We have audited the accompanying statement of assets and liabilities of Pioneer Municipal and Equity Income Trust (formerly "Pioneer Tax Advantaged Balanced Trust") (the "Trust"), including the schedule of investments, as of November 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Municipal and Equity Income Trust at November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                          /s/ Ernst & Young LLP
Boston, Massachusetts
January 23, 2008

48
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Pioneer Municipal and Equity Income Trust
--------------------------------------------------------------------------------
RESULTS OF SHAREOWNER MEETING (unaudited)
--------------------------------------------------------------------------------

On June 8, 2007, Pioneer Municipal and Equity Income Trust (formerly, Pioneer Tax Advantaged Balanced Trust) held its annual meeting of shareholders.

Proposal 1 - Election of Class III Trustees

The Trust's Board of Trustees nominated David R. Bock, Stephen K. West and John
F. Cogan, Jr. as Class III Trustees. A shareholder of record nominated Arthur
D. Lipson, Robert Ferguson and Matthew Crouse as Class III Trustees. Another shareholder of record nominated Ralph W. Bradshaw, Andrew A. Strauss and Glen Wilcox, Sr. as Class III Trustees.

As shown below, owners of the common shares and the preferred shares, voting as a single class, elected Arthur D. Lipson and Robert Ferguson as Class III Trustees to serve for a term expiring on the date on which the annual meeting of shareholders is held in 2010.

Nominee                   Affirmative   Withheld
------------------------------------------------
  David R. Bock*           6,684,183   243,749
  Stephen K. West*         6,681,816   246,116
  Arthur D. Lipson*        8,632,980    92,712
  Robert Ferguson*         8,631,465    94,227
  Ralph W. Bradshaw*          80,388         0
  Andrew A. Strauss*          80,388         0
  John F. Cogan, Jr.**         1,599        17
  Matthew S. Crouse**             53         0
  Glen Wilcox, Sr.**               0         0

* Designated as trustees to be elected by holders of common and preferred shares, voting together as a single class.

** Designated as the trustee to be elected by holders of preferred shares voting separately.

The election of the Trustee designated to be elected by the holders of the Trust's preferred shares was adjourned until July 19, 2007 due to a lack of a quorum. There was also no quorum present at the adjourned annual meeting of shareholders. In light of the limited prospects of obtaining quorum, and the costs associated with the continued solicitation of proxies from holders of preferred shares,

Pioneer Municipal and Equity Income Trust
--------------------------------------------------------------------------------
RESULTS OF SHAREOWNER MEETING                                      (continued)
--------------------------------------------------------------------------------

it was determined that the annual meeting would be adjourned indefinitely as to the remaining proposal. Accordingly, John F. Cogan, Jr. will continue to serve as a Class III Trustee until the next annual meeting of shareholders.

Proposal 2A - To adopt a managed distribution policy

A shareowner of record submitted Proposal 2A. The Trust's shareowners did not approve Proposal 2A as shown below.

     For        Against     Abstain
------------------------------------
  5,031,797   7,421,100   3,281,112

Proposal 2B - To change the Trust's investment objective to seek capital appreciation with current income as a secondary objective

A shareowner of record submitted Proposal 2B. The Trust's shareowners did not approve Proposal 2B as shown below.

     For        Against     Abstain
------------------------------------
  3,832,935   8,631,523   3,269,552

Pioneer Municipal and Equity Income Trust
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. ("PIM") serves as the Trust's investment adviser pursuant to an investment advisory agreement between PIM and the Trust. The Trustees of the Trust, as required by law, determine annually whether to continue the investment advisory agreement for the Trust.

In connection with their most recent consideration of the investment advisory agreement for the Trust, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on September 17, 2007, based on their evaluation of the information provided by PIM and the sub-adviser, the majority of the Trustees, including the majority of the independent Trustees voting separately, approved the continuation of the investment advisory agreement for another year.

In considering the continuation of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the continuation of the agreements.

Nature, Extent and Quality of Services Provided
In considering the nature, extent and quality of the services provided by PIM under the investment advisory agreement, the Trustees considered that PIM was responsible for the management of the Trust's operations. The Trustees reviewed the terms of the investment advisory agreement and reviewed information provided by PIM relating to its operations and personnel. They considered that PIM provides day-to-day management of the Trust's portfolio of investments, including making purchases and sales of portfolio securities consistent with the Trust's investment objectives and policies. The Trustees reviewed each portfolio manager's experience and qualifications, as well as PIM's investment approach and research process. The Board considered PIM's resources and personnel, focusing in particular on investment management, legal and compliance resources and personnel.

The Trustees also considered that, as administrator, PIM is responsible for the administration of the Trust's business and other affairs. It was noted that PIM supervises and monitors the performance of the Trust's

Pioneer Municipal and Equity Income Trust
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                          (continued)
--------------------------------------------------------------------------------

service providers and provides the Trust with personnel (including officers) as are necessary for the Trust's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Taking all of the foregoing into account, the majority of the Trustees concluded that the nature, extent and quality of services provided to the Trust by PIM are sufficient for renewal of the investment advisory agreement.

Performance of the Trust
The Trustees reviewed the Trust's investment performance, based on total return, as well as the Trust's performance compared to the performance of both a peer group of funds as classified by Morningstar, Inc. (Morningstar) and an index approved by the independent Trustees for this purpose. The Trust's performance, based upon total return, was in the second quintile of its Morningstar category peer group for the 12 months ended June 30, 2007 and its three year annualized total return as of June 30, 2007 was also in the second quintile of its Morningstar category peer group. The Trustees noted that the yield (gross of expenses) to the Trust's common shareowners exceeded the yield (at June 30,
2007) of the Lehman Municipal Bond Index and the Standard & Poor's Stock 500 Index for the twelve months ended June 30, 2007. The Trustees noted the challenge of selecting a comparable peer group for performance purposes. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Trust's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The majority of Trustees concluded that the performance of the Trust was sufficient for renewal of the investment advisory agreement.

Management Fees and Expenses
The Trustees considered PIM's fee under the investment advisory agreement relative to the management fees charged by a peer group of funds selected by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight). The Trust's management fee for the 12 months ended June 30, 2007 was in the first quintile, according to Strategic Insight, relative to the management fees paid by the other funds in the peer group for the comparable period. The Trustees also considered the Trust's expense ratio for the 12 months ended June 30, 2007 and expense ratios for the comparable period of the Strategic Insight peer group. The Trust's expense ratio for the 12 months ended

Pioneer Municipal and Equity Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

June 30, 2007 was in the first quintile, according to Strategic Insight, relative to the total expense ratios of the other funds in the peer group for the comparable period. The Trustees noted the challenge of selecting a comparable peer group for expense comparison purposes. The majority of the Trustees concluded that the advisory fee, within the overall context of their deliberations, was reasonable.

Profitability
The Trustees reviewed information concerning the costs of the services provided to the Trust by PIM, and the profitability to PIM of its advisory and administrative relationship with Trust, along with a description of the methodology used by PIM in preparing the profitability information.

The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Trust, and that it is difficult to make comparisons of profitability from fund advisory and administration contracts. The majority of the Trustees concluded that, taking all of the foregoing into account, they were satisfied that PIM's level of profitability on a pre-tax basis for both advisory services and all services provided to the Trust was not excessive.

Economies of Scale
The Trustees considered the extent to which PIM may realize economies of scale or other efficiencies in managing and supporting the Trust. Since the Trust is a closed-end fund and its size is relatively stable at an asset level that was anticipated when the management fee was initially set, the majority of the Trustees concluded that economies of scale were not a relevant consideration.

Other Benefits
The Trustees also considered the character and amount of fees paid by the Trust, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the intangible benefits that accrue to PIM and its affiliates by virtue of its relationship with the Trust and the Pioneer funds as a group. The majority of the Trustees concluded that the other benefits to PIM from its relationship with the Trust were acceptable.

Pioneer Municipal and Equity Income Trust
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                          (continued)
--------------------------------------------------------------------------------

Conclusion
After consideration of the factors described above as well as other factors, the majority of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement between PIM and the Trust, including the fees payable thereunder, were fair and reasonable and voted to approve the proposed continuation of the investment advisory agreement for the Trust.

Pioneer Municipal and Equity Income Trust
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Legal Counsel
Bingham McCutchen LLP

Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Shareowner Services and Sub-Transfer Agent
American Stock Transfer & Trust Company

Preferred Share Auction/Transfer Agent and Registrar
Deutsche Bank Trust Company Americas

Sub-Administrator
Princeton Administrators, LLC


Trustees and Officers
The Board of Trustees provides broad supervision over the Trust's affairs. The officers of the Trust are responsible for the Trust's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees (except Mr. Kingsbury, Mr. Ferguson and Mr. Lipson) serves as a Trustee of each of the 76 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. Kingsbury serves as Trustee of 33 of the 76 Pioneer Funds. Mr. Ferguson and Mr. Lipson each serve as Trustee of only this fund. The address for all Trustees (except Mr. Ferguson and Mr. Lipson, whose addresses are listed under their names) and all officers of the Trust is 60 State Street, Boston, Massachusetts 02109.

Proxy Voting Policies and Procedures of the Trust are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12 months ended June 30, 2007 is publicly available to shareowners at pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

Pioneer Municipal and Equity Income Trust
--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                            Position Held           Length of Service
Name and Age                With the Trust          and Term of Office
John F. Cogan, Jr. (81)*    Chairman of the         Class III Trustee since
                            Board, Trustee and      2004. Term expires
                            President               in 2010. Elected by
                                                    Preferred Shares only.
--------------------------------------------------------------------------------
Daniel K. Kingsbury (49)*   Trustee and Executive   Class I Trustee since
                            Vice President          2007. Term expires
                                                    in 2008.
--------------------------------------------------------------------------------

                                                                                        Other Directorships Held
Name and Age                Principal Occupation During Past Five Years                 by this Trustee
John F. Cogan, Jr. (81)*    Deputy Chairman and a Director of Pioneer Global Asset      None
                            Management S.p.A. ("PGAM"); Non-Executive Chairman
                            and a Director of Pioneer Investment Management USA
                            Inc. ("PIM-USA"); Chairman and a Director of Pioneer;
                            Chairman and Director of Pioneer Institutional Asset
                            Management, Inc. (since 2006); Director of Pioneer
                            Alternative Investment Management Limited (Dublin);
                            President and a Director of Pioneer Alternative Investment
                            Management (Bermuda) Limited and affiliated funds; Direc-
                            tor of PIOGLOBAL Real Estate Investment Fund (Russia)
                            (until June 2006); Director of Nano-C, Inc. (since 2003);
                            Director of Cole Management Inc. (since 2004); Director
                            of Fiduciary Counseling, Inc.; President and Director of
                            Pioneer Funds Distributor, Inc. ("PFD") (until May 2006);
                            President of all of the Pioneer Funds; and Of Counsel,
                            Wilmer Cutler Pickering Hale and Dorr LLP
-----------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (49)*   Director, CEO and President of Pioneer Investment           None
                            Management USA Inc., Pioneer Investment Management,
                            Inc. and Pioneer Institutional Asset Management, Inc.
                            (since March 2007); Executive Vice President of all of the
                            Pioneer Funds (since March 2007); Director of Pioneer
                            Global Asset Management S.p.A. (since March 2007);
                            Head of New Markets Division, Pioneer Global Asset
                            Management S.p.A. (2000 - 2007)
-----------------------------------------------------------------------------------------------------------------

Pioneer Municipal and Equity Income Trust
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                            Position Held    Length of Service
Name, Age and Address       With the Trust   and Term of Office
Mary K. Bush (59)           Trustee          Class II Trustee since
                                             2003. Term expires in 2009.
--------------------------------------------------------------------------------
Robert Ferguson (51)        Trustee          Class III Trustee since
Benchmark Plus Partners                      2007. Term expires
820 A Street                                 in 2010.
Suite 700
Tacoma, WA 98402
--------------------------------------------------------------------------------
Margaret B.W. Graham (60)   Trustee          Class I Trustee since
                                             2003. Term expires in 2008.
--------------------------------------------------------------------------------

                                                                                          Other Directorships Held
Name, Age and Address       Principal Occupation During Past Five Years                   by this Trustee
Mary K. Bush (59)           President, Bush International, LLC (international financial   Director of Brady Corpora-
                            advisory firm)                                                tion (industrial identifica-
                                                                                          tion and specialty coated
                                                                                          material products
                                                                                          manufacturer); Director
                                                                                          of Briggs & Stratton Co.
                                                                                          (engine manufacturer);
                                                                                          Director of UAL Corpora-
                                                                                          tion (airline holding
                                                                                          company); Director of
                                                                                          Mantech International
                                                                                          Corporation (national
                                                                                          security, defense, and
                                                                                          intelligence technology
                                                                                          firm): and Member, Board
                                                                                          of Governors, Investment
                                                                                          Company Institute
-----------------------------------------------------------------------------------------------------------------------
Robert Ferguson (51)        Principal, Benchmark Plus Management, L.L.C., (invest-        None
Benchmark Plus Partners     ment advisor) (2003 - present); President, Paradigm
820 A Street                Partners NW, Inc. (investment advisor) (1998 - present)
Suite 700
Tacoma, WA 98402
-----------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (60)   Founding Director, Vice-President and Corporate Secretary,    None
                            The Winthrop Group, Inc. (consulting firm); and Desautels
                            Faculty of Management, McGill University
-----------------------------------------------------------------------------------------------------------------------

Pioneer Municipal and Equity Income Trust
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

                               Position Held    Length of Service
Name, Age and Address          With the Trust   and Term of Office
Arthur D. Lipson (65)          Trustee          Class III Trustee since
Western Investment LLC                          2007. Term expires
7050 South Union Park Center                    in 2010.
Suite 590
Midvale, UT 84047
--------------------------------------------------------------------------------
Thomas J. Perna (57)           Trustee          Class II Trustee since
                                                2006. Term expires in 2009.
--------------------------------------------------------------------------------
Marguerite A. Piret (59)       Trustee          Class II Trustee since
                                                2003. Term expires in 2009.
                                                Elected by Preferred Shares
                                                only.
--------------------------------------------------------------------------------
John Winthrop (71)             Trustee          Class I Trustee since
                                                2003. Term expires in 2008.
--------------------------------------------------------------------------------

                                                                                         Other Directorships Held
Name, Age and Address          Principal Occupation During Past Five Years               by this Trustee
Arthur D. Lipson (65)          Manager, Western Investment LLC (investment manage-       None
Western Investment LLC         ment) (1995 - present)
7050 South Union Park Center
Suite 590
Midvale, UT 84047
-------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (57)           Private investor (2004 - present); and Senior Executive   Director of Quadriserv
                               Vice President, The Bank of New York (financial and       Inc. (technology products
                               securities services) (1986 - 2004)                        for securities lending
                                                                                         industry)
-------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (59)       President and Chief Executive Officer, Newbury, Piret &   Director of New America
                               Company, Inc. (investment banking firm)                   High Income Fund, Inc.
                                                                                         (closed-end investment
                                                                                         company)
-------------------------------------------------------------------------------------------------------------------
John Winthrop (71)             President, John Winthrop & Co., Inc. (private invest-     None
                               ment firm)
-------------------------------------------------------------------------------------------------------------------

Pioneer Municipal and Equity Income Trust
--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                             Position Held         Length of Service
Name and Age                 With the Trust        and Term of Office
Dorothy E. Bourassa (59)     Secretary             Since 2003. Serves
                                                   at the discretion of
                                                   the Board
--------------------------------------------------------------------------------
Christopher J. Kelley (42)   Assistant Secretary   Since 2003. Serves
                                                   at the discretion of
                                                   the Board
--------------------------------------------------------------------------------
Vincent Nave (62)            Treasurer             Since 2003. Serves
                                                   at the discretion of
                                                   the Board
--------------------------------------------------------------------------------
Mark E. Bradley (48)         Assistant Treasurer   Since 2004. Serves
                                                   at the discretion of
                                                   the Board
--------------------------------------------------------------------------------
Luis I. Presutti (42)        Assistant Treasurer   Since 2003. Serves
                                                   at the discretion of
                                                   the Board
--------------------------------------------------------------------------------
Gary Sullivan (49)           Assistant Treasurer   Since 2003. Serves
                                                   at the discretion of
                                                   the Board
--------------------------------------------------------------------------------

                                                                                          Other Directorships Held
Name and Age                 Principal Occupation During Past Five Years                  by this Officer
Dorothy E. Bourassa (59)     Secretary of PIM-USA; Senior Vice President - Legal of       None
                             Pioneer; Secretary/Clerk of most of PIM-USA's subsidiar-
                             ies; and Secretary of all of the Pioneer Funds since
                             September 2003 (Assistant Secretary from November
                             2000 to September 2003)
-------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (42)   Vice President and Senior Counsel of Pioneer since July      None
                             2002 and Assistant Secretary of all of the Pioneer Funds
                             since September 2003; Vice President and Senior Counsel
                             of BISYS Fund Services, Inc. (April 2001 to June 2002);
                             Senior Vice President and Deputy General Counsel of
                             Funds Distributor, Inc. (July 2000 to April 2001)
-------------------------------------------------------------------------------------------------------------------
Vincent Nave (62)            Vice President - Fund Accounting, Administration and         None
                             Controllership Services of Pioneer; and Treasurer of
                             all of the Pioneer Funds
-------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (48)         Deputy Treasurer of Pioneer since 2004 and Assistant         None
                             Treasurer of all of the Pioneer Funds since
                             November 2004; Treasurer and Senior Vice President,
                             CDC IXIS Asset Management Services from 2002 to
                             2003
-------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (42)        Assistant Vice President - Fund Accounting, Administration   None
                             and Controllership Services of Pioneer; and Assistant
                             Treasurer of all of the Pioneer Funds
-------------------------------------------------------------------------------------------------------------------
Gary Sullivan (49)           Fund Accounting Manager - Fund Accounting, Administra-       None
                             tion and Controllership Services of Pioneer; and Assistant
                             Treasurer of all of the Pioneer Funds
-------------------------------------------------------------------------------------------------------------------

Pioneer Municipal and Equity Income Trust
--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                                                                                                                   Other
                                                                                                                   Directorships
                             Position Held        Length of Service      Principal Occupation                      Held by
Name and Age                 With the Trust       and Term of Office     During Past Five Years                    this Officer
Katherine Kim Sullivan (33)  Assistant Treasurer  Since 2003. Serves     Fund Administration Manager - Fund        None
                                                  at the discretion of   Accounting, Administration and
                                                  the Board              Controllership Services since June 2003
                                                                         and Assistant Treasurer of all of the
                                                                         Pioneer Funds since September 2003;
                                                                         Assistant Vice President - Mutual Fund
                                                                         Operations of State Street Corporation
                                                                         from June 2002 to June 2003 (formerly
                                                                         Deutsche Bank Asset Management)
------------------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (48)       Chief Compliance     Since January 2007.    Chief Compliance Officer of Pioneer       None
                             Officer              Serves at the discre-  since December 2006 and of all the
                                                  tion of the Board      Pioneer Funds since January 2007; Vice
                                                                         President and Compliance Officer, MFS
                                                                         Investment Management (August 2005 to
                                                                         December 2006); Consultant, Fidelity
                                                                         Investments (February 2005 to July
                                                                         2005); Independent Consultant (July 1997
                                                                         to February 2005)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the fund's investment adviser and certain of its affiliates.

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the Trust's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:


Account Information                              1-800-710-0935
 Or write to AST:
 For                                             Write to
 General inquiries, lost dividend checks,        American Stock
 change of address, lost stock certificates,     Transfer & Trust
 stock transfer                                  Operations Center
                                                 6201 15th Ave.
                                                 Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)                American Stock
                                                 Transfer & Trust Company
                                                 Wall Street Station
                                                 P.O. Box 922
                                                 New York, NY 10269-0560

Website                                          www.amstock.com

For additional information, please contact your investment advisor or visit our web site www.pioneerinvestments.com.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust's Chief Executive Officer is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Trust of the Exchange's Corporate Governance Standards applicable to the Trust. The Trust has filed such certification.

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Trust, including fees associated with the annual filing of its Form N-1A, totaled approximately $39,635 in 2007 and $38,110 in 2006.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
Audit-related Fees for the Trust's audit related services totaled approximately $9,285 in 2007 and $8,925 in 2006.
These services included issuance of agreed upon procedures report to the rating agencies.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $7,820 and $7,515 in 2007 and 2006, respectively.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

All Other Fees
There were no fees for other services provided to the Trust during the fiscal years ended November 30, 2007 and 2006.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended November 30, 2007 and 2006, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust and affiliates, as previously defined, totaled approximately $17,105 in 2007 and $16,440 in 2006.


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Trust's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section
3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

The registrant has a separately-designated standing audit committe eestablished in accordance with Section
3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.


                     Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

   Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

   The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

   Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

   Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

   Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                             Proxy Voting Procedures

   Proxy Voting Service
   Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

   Proxy Coordinator
   Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

   Referral Items
   From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of

   Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

   If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

   Conflicts of Interest
   A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

       o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

       o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

       o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

       o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

       o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

   Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

   Securities Lending
   In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

   Share-Blocking

   "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

   Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

   Record Keeping
   The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

       o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

       o   Retains a record of the vote cast;

       o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

       o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

   The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

       o    A record memorializing the basis for each referral vote cast;

       o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

       o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

       o Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

     Disclosure
     Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

     Proxy Voting Oversight Group
     The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

     The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

     Amendments
     Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

   Proxy Voting Policies
   Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

   All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

   Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

   Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative
   While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

   We will generally support these and similar management proposals:

       o    Corporate name change.

       o    A change of corporate headquarters.

       o    Stock exchange listing.

       o    Establishment of time and place of annual meeting.

       o    Adjournment or postponement of annual meeting.

       o    Acceptance/approval of financial statements.

       o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

       o    Approval of minutes and other formalities.

       o Authorization of the transferring of reserves and allocation of income.

       o    Amendments to authorized signatories.

       o    Approval of accounting method changes or change in fiscal year-end.

       o    Acceptance of labor agreements.

       o    Appointment of internal auditors.

   Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors
     We normally vote for proposals to:

       o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

       o    Restore shareholder rights to ratify the auditors.

     We will normally oppose proposals that require companies to:

       o    Seek bids from other auditors.

       o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

       o    Indemnify auditors.

       o Prohibit auditors from engaging in non-audit services for the company.

     Board of Directors
     On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

     General Board Issues
     Pioneer will vote for:

       o Audit, compensation and nominating committees composed of independent directors exclusively.

       o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

       o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

       o    Election of an honorary director.

     We will vote against:

       o    Minimum stock ownership by directors.

       o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

       o Requirements for union or special interest representation on the board.

       o    Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

       o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

     Elections of Directors
     In uncontested elections of directors we will vote against:

       o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

       o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

       o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

       o Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

       o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

       o    Contested election of directors.

       o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

       o    Mandatory retirement policies.

       o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

     Takeover-Related Measures
     Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

       o    Cumulative voting.

       o    Increase ability for shareholders to call special meetings.

       o    Increase ability for shareholders to act by written consent.

       o    Restrictions on the ability to make greenmail payments.

       o    Submitting rights plans to shareholder vote.

       o    Rescinding shareholder rights plans ("poison pills").

       o    Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o Fair price provisions.

     o Authorization of shareholder rights plans.

     o Labor protection provisions.

     o Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

       o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

       o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

       o    Proposals that allow shareholders to nominate directors.

     We will vote against:

       o    Classified boards, except in the case of closed-end mutual funds.

       o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

       o    Classes of shares with unequal voting rights.

       o    Supermajority vote requirements.

       o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

       o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

       o    Extension of advance notice requirements for shareholder proposals.

       o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

       o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

     Capital Structure
     Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

       o    Changes in par value.

       o    Reverse splits, if accompanied by a reduction in number of shares.

       o Share repurchase programs, if all shareholders may participate on equal terms.

       o    Bond issuance.

       o    Increases in "ordinary" preferred stock.

       o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

       o    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

       o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

       o Increase in authorized common stock. We will make a determination considering, among other factors:

     o Number of shares currently available for issuance;

     o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     o Proposed use of the additional shares; and

     o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

       o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

       o    Proposals to submit private placements to shareholder vote.

       o    Other financing plans.

     We will vote against preemptive rights that we believe limit a company's financing flexibility.

     Compensation
     Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

       o    401(k) benefit plans.

       o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

       o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     o Amendments to performance plans to conform with OBRA;

     o Caps on annual grants or amendments of administrative features;

     o Adding performance goals; and

     o Cash or cash-and-stock bonus plans.

       o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

       o    Require that option repricings be submitted to shareholders.

       o    Require the expensing of stock-option awards.

       o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

       o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

     We will vote on a case-by-case basis on the following issues:

       o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

       o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

            Dilution = (A + B + C) / (A + B + C + D), where

            A = Shares reserved for plan/amendment,

            B = Shares available under continuing plans,

            C = Shares granted but unexercised and

            D = Shares outstanding.

       o    The plan must not:

            o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

            o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

     o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     o We generally support proposals asking companies to adopt stock holding periods for their executives.

       o    All other employee stock purchase plans.

       o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

       o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:

       o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

       o    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

       o    Limits on executive and director pay.

       o    Stock in lieu of cash compensation for directors.

     Corporate Governance
     Pioneer will vote for:

       o    Confidential Voting.

       o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

       o Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:

       o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

       o Bundled proposals. We will evaluate the overall impact of the proposal.

       o    Adopting or amending the charter, bylaws or articles of association.

       o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

       o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

       o    Limitations on stock ownership or voting rights.

       o    Reduction in share ownership disclosure guidelines.

     Mergers and Restructurings
     Pioneer will vote on the following and similar issues on a case-by-case basis:

       o    Mergers and acquisitions.

       o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

       o    Debt restructurings.

       o    Conversion of securities.

       o    Issuance of shares to facilitate a merger.

       o    Private placements, warrants, convertible debentures.

       o Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

     Mutual Funds
     Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

       o    Establishment of new classes or series of shares.

       o    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

       o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

       o    Approval of new or amended advisory contracts.

       o    Changes from closed-end to open-end format.

       o    Authorization for, or increase in, preferred shares.

       o    Disposition of assets, termination, liquidation, or mergers.

       o Classified boards of closed-end mutual funds, but will typically support such proposals.

     Social Issues
     Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

       o Conduct studies regarding certain issues of public concern and interest;

       o Study the feasibility of the company taking certain actions with regard to such issues; or

       o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

     We believe these issues are important and should receive management attention.

     Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


PORTFOLIO MANAGEMENT

Additional Information About the Portfolio Managers

Other Accounts Managed by the Portfolio Managers. The table below indicates, for each portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of November 30, 2007. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.


--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account      Number of         Total Assets        Number of          Assets Managed
Manager                                    Accounts Managed  Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
David Eurkus          Other Registered     6                 $2,170,298,000      N/A                N/A
                      Investment
                      Companies
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      Other Pooled         0                 $0                  N/A                N/A
                      Investment Vehicles
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      Other Accounts       1                 $6,181,000          N/A                N/A
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------





--------------------- -------------------- ---------------- -------------------- ------------------- ------------------
Name of Portfolio     Type of Account      Number of        Total Assets         Number of           Assets Managed
Manager                                    Accounts         Managed              Accounts Managed    for which
                                           Managed                               for which           Advisory Fee is
                                                                                 Advisory Fee is     Performance-Based
                                                                                 Performance-Based
--------------------- -------------------- ---------------- -------------------- ------------------- ------------------
--------------------- -------------------- ---------------- -------------------- ------------------- ------------------
Walter Hunnewell Jr.  Other Registered     11               $10,977,132,000      1                   $7,779,119,000
                      Investment
                      Companies
                      -------------------- ---------------- -------------------- ------------------- ------------------
                      -------------------- ---------------- -------------------- ------------------- ------------------
                      Other Pooled         4                $2,172,351,000       N/A                 N/A
                      Investment Vehicles
                      -------------------- ---------------- -------------------- ------------------- ------------------
                      -------------------- ---------------- -------------------- ------------------- ------------------
                      Other Accounts       4                $256,191,000         N/A                 N/A
--------------------- -------------------- ---------------- -------------------- ------------------- ------------------

--------------------- -------------------- ---------------- -------------------- ------------------- ------------------
Name of Portfolio     Type of Account      Number of        Total Assets         Number of           Assets Managed
Manager                                    Accounts         Managed              Accounts Managed    for which
                                           Managed                               for which           Advisory Fee is
                                                                                 Advisory Fee is     Performance-Based
                                                                                 Performance-Based
--------------------- -------------------- ---------------- -------------------- ------------------- ------------------
--------------------- -------------------- ---------------- -------------------- ------------------- ------------------
John Carey            Other Registered     11               $10,977,132,000      1                   $7,779,119,000
                      Investment
                      Companies
                      -------------------- ---------------- -------------------- ------------------- ------------------
                      -------------------- ---------------- -------------------- ------------------- ------------------
                      Other Pooled         4                $2,172,351,000       N/A                 N/A
                      Investment Vehicles
                      -------------------- ---------------- -------------------- ------------------- ------------------
                      -------------------- ---------------- -------------------- ------------------- ------------------
                      Other Accounts       4                $256,191,000         N/A                 N/A
--------------------- -------------------- ---------------- -------------------- ------------------- ------------------


Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. The funds investment subadviser also has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each situation in which a conflict might arise. See "Compensation of Portfolio Managers" below.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short.
        In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.



Compensation of Portfolio Managers. Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Pioneer. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

o Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Lehman Brothers Municipal Bond Index and the Standard & Poor's 500 Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.
o Qualitative Performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.
o Pioneer Results and Business Line Results. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers may participate in other programs designed to reward and retain key contributors. Senior executives or other key employees may be granted performance units based on the stock price performance of UniCredito Italiano and the financial performance of Pioneer Global Asset Management S.p.A., which are affiliates of Pioneer. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.


Share Ownership by Portfolio Managers. The following table indicates as of November 30, 2007 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.


---------------------------------------- ----------------------------------------------------------------
Name of Portfolio Manager                Beneficial Ownership of the Fund*
---------------------------------------- ----------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------
David Eurkus                             A
---------------------------------------- ----------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------
Walter Hunnewell Jr.                     A
---------------------------------------- ----------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------
John Carey                               E
---------------------------------------- ----------------------------------------------------------------


*Key to Dollar Ranges

A. None
B. $1 - $10,000
C. $10,001 - $50,000
D. $50,001 - $100,000
E. $100,001 - $500,000
F. $500,001 - $1,000,000
G. Over $1,000,000



Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Municipal and Equity Income Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date January 29, 2008


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date January 29, 2008


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date January 29, 2008

* Print the name and title of each signing officer under his or her signature.